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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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☐ Soliciting Material Pursuant to §240.14a-12
CHURCHILL DOWNS INCORPORATED
(Name of Registrant as Specified In Its Charter)

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CHURCHILL DOWNS INCORPORATED
 700 CENTRAL AVENUE
 LOUISVILLE, KENTUCKY 40208

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 16, 2005

To the Shareholders of
Churchill Downs Incorporated:

        Notice is hereby given that the Annual Meeting of Shareholders of Churchill Downs Incorporated (the "Company"), a Kentucky corporation, will be held at Churchill Downs Racetrack, 700 Central Avenue, Louisville, Kentucky, on Thursday, June 16, 2005, at 10:00 a.m., E.D.T. for the following purposes:

           I.  To elect four (4) Class III Directors for a term of three (3) years (Proposal No. 1);

          II.  To approve an amendment to the Company's Articles of Incorporation to add a provision concerning the right of the Company to redeem the shares of certain shareholders if required to comply with regulatory matters (Proposal No. 2);

        III.  To approve amendments to the 2005 Churchill Downs Incorporated Deferred Compensation Plan concerning investments in the Company's shares by directors (Proposal No. 3);

         IV.  To approve the material terms of the performance goals established by the Compensation Committee of the Board of Directors for the payment of compensation to Thomas H. Meeker under the 1997 Incentive Compensation Plan (Proposal No. 4);

           V.  To approve or disapprove the minutes of the 2004 Annual Meeting of Shareholders, approval of which does not amount to ratification of actions taken at such meeting (Proposal No. 5); and

        VI.  To transact such other business as may properly come before the meeting or any adjournment thereof, including matters incident to its conduct.

        The close of business on April 20, 2005, has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting, and only shareholders of record at that time will be entitled to notice of and to vote at the meeting and at any adjournments thereof.

        Shareholders who do not expect to attend the meeting in person are urged to sign, date and promptly return the Proxy that is enclosed herewith.

By Order of the Board of Directors.
REBECCA C. REED Senior Vice President, General Counsel and Secretary
May 3, 2005

CHURCHILL DOWNS INCORPORATED
 700 CENTRAL AVENUE
 LOUISVILLE, KENTUCKY 40208

PROXY STATEMENT

Annual Meeting of Shareholders To Be Held on June 16, 2005

        The enclosed Proxy is being solicited by the Board of Directors (the "Board of Directors") of Churchill Downs Incorporated (the "Company") to be voted at the 2005 Annual Meeting of Shareholders to be held on Thursday, June 16, 2005, at 10:00 a.m., E.D.T. (the "Annual Meeting"), at Churchill Downs Racetrack, 700 Central Avenue, Louisville, Kentucky, and any adjournments thereof. This solicitation is being made primarily by mail and at the expense of the Company. Certain officers and directors of the Company and persons acting under their instruction may also solicit Proxies on behalf of the Board of Directors by means of telephone calls, personal interviews and mail at no additional expense to the Company. The Proxy and this Proxy Statement are being sent to shareholders on or about May 3, 2005.

Voting Rights

        Only holders of record of the Company's Common Stock, No Par Value ("Common Stock"), on April 20, 2005, are entitled to notice of and to vote at the Annual Meeting. On that date, 12,928,411 shares of Common Stock were outstanding and entitled to vote. Each shareholder has one vote per share on all matters coming before the Annual Meeting. The Shareholders of the Company do not have cumulative voting rights in the election of directors. Under the Company's Amended and Restated Articles of Incorporation and Bylaws and the Kentucky statutes, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for the election of a director or passage of any matter submitted to the shareholders. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

        If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE, THE SHARES REPRESENTED BY THE SHAREHOLDER'S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER "ELECTION OF DIRECTORS," FOR APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO ADOPT A REGULATORY AMENDMENT, FOR APPROVAL OF THE AMENDMENTS TO THE 2005 CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN, FOR APPROVAL OF THE PERFORMANCE GOALS FOR THOMAS H. MEEKER UNDER THE COMPANY'S INCENTIVE COMPENSATION PLAN, and FOR APPROVAL OF THE MINUTES OF THE 2004 ANNUAL MEETING OF SHAREHOLDERS AND IN THE DISCRETION OF THE PERSON OR PERSONS VOTING THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Revocation of Proxy

        A proxy may be revoked at any time before the shares it represents are voted by giving written notice of revocation to the Secretary of the Company and such revocation shall be effective for all votes after receipt.

Common Stock Owned by Certain Persons

        The following table sets forth information concerning the beneficial ownership of the Common Stock as of April 20, 2005, by [i] the only persons known by the Board of Directors to own beneficially more than five percent (5%) of the Common Stock and [ii] the Company's directors and executive officers as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all of the shares of Common Stock shown as beneficially owned by them.

Name and Address of Beneficial Owner(1)	Shares Beneficially Owned		% of Class
Duchossois Industries, Inc. 845 Larch Avenue Elmhurst, Illinois 60126	3,150,000	(2)	24.36%
25 Directors and Executive Officers as a Group	5,154,842	(3)(4)	39.87%

(1)
According to the Schedule 13D/A filed by Brad M. Kelley on April 30, 2004, Mr. Kelley, having an address of P.O. Box 1355, Boca Grande, Florida 33921, has beneficial ownership of 1,165,870 shares of the Company's Common Stock. On October 19, 2004, the Company acquired a total of 539,489 shares of its Common Stock from Mr. Kelley, pursuant to a Stock Redemption Agreement between the Company and Mr. Kelley (the "Redemption Agreement") and a Purchase Agreement between Kelley Farms Racing, LLC and the Company (the "Kentucky Downs Purchase Agreement"), each dated October 19, 2004. Pursuant to the Kentucky Downs Purchase Agreement, the Company acquired, for consideration set forth in the Kentucky Downs Purchase Agreement, 86,886 shares of Common Stock. Under the Redemption Agreement, the Company redeemed 452,603 shares of Common Stock from Mr. Kelley, which, after giving effect to the transactions under the Kentucky Downs Purchase Agreement, reduced Mr. Kelley's ownership of Common Stock to 4.9%. The shares redeemed under the Redemption Agreement were acquired by the Company in exchange for its subordinated unsecured convertible promissory note in the principal amount of $16,669,379.87, originally dated October 19, 2004 and as amended on March 7, 2005 (the "Note"). The Note matures on October 18, 2014, and may not be prepaid without Mr. Kelly's consent. Upon maturity of the Note, the Company must pay the principal balance and unpaid accrued interest in cash. Mr. Kelley may convert the Note, in whole or in part and upon not less than seventy-five days notice to the Company, into the number of shares of Common Stock equal to the principal amount of the Note plus accrued and unpaid interest being converted divided by the conversion price of $36.83. Under the terms of the Note, Mr. Kelley may exercise his conversion right if his total beneficial ownership of the Common Stock immediately after conversion would be less than 4.9% of the total number of issued and outstanding shares of Common Stock. If Mr. Kelley's post-conversion beneficial ownership of Common Stock would be 5.0% or greater, he may exercise the conversion right only if he has fully disclosed any and all information, has executed any documents, and has taken all steps required by any applicable gaming agency or regulatory authority for holders of 5.0% of Common Stock (the "Disclosure Requirements"). The Note may be immediately converted without prior notice, subject to Mr. Kelley's compliance with the Disclosure Requirements, in the event the Company establishes a record date for holders to receive certain Company distributions (other than a distribution payable only in cash), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or in the event of certain reorganizations, reclassifications, recapitalizations, transfers, consolidations or mergers or any voluntary or involuntary dissolution, liquidation or winding-up of the Company. Mr. Kelley agreed in the Redemption Agreement that neither he nor any of his affiliates would purchase Common Stock unless his total beneficial ownership of Common Stock immediately after such purchase would be less than 4.9% or, prior to such purchase, he has complied with the Disclosure Requirements.

(2)
By the terms of a certain Merger Agreement between the Company and Duchossois Industries, Inc., which is described in more detail below, Duchossois Industries, Inc., may be issued up to an additional 1,250,000 shares of Common Stock in the future, subject to the occurrence of certain events as specified in the Merger Agreement.

(3)
See "Executive Officers of the Company," "Election of Directors," and "Continuing Directors," below.

(4)
Includes 429,091 shares issuable under currently exercisable options.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers and persons who beneficially own more than ten percent (10%) of the Company's Common Stock file certain reports with the Securities and Exchange Commission ("SEC") with regard to their beneficial ownership of the Common Stock. The Company is required to disclose in this Proxy Statement any failure to file or late filings of such reports. During the Company's prior fiscal year, Randall E. Soth, a newly appointed executive officer, made a late filing of one Form 3 and Thomas H. Meeker, a member of the Board of Directors and President and Chief Executive Officer of the Company, made a late filing of one Form 4. Each required report was subsequently filed. Based solely on its review of the forms filed with the SEC, the Company believes that all other filing requirements applicable to its directors, executive officers and ten percent (10%) beneficial owners were satisfied.

Executive Officers of the Company

        The Company's executive officers, as listed below, are elected annually to their executive offices and serve at the pleasure of the Board of Directors.

		Common Stock of the Company Beneficially Owned as of April 20, 2005(1)
	Position(s) With Company and Term of Office
Name and Age		Amount		% of Class
Carl F. Pollard(2) 66	Director since 1985; Chairman of the Board since 2001	142,303		1.10%
Thomas H. Meeker 61	President and Chief Executive Officer since 1984; Director since 1995	332,390	(3)	2.57%
Michael W. Anderson 34	Treasurer since June 2002; Vice President, Corporate Finance since January 2002; Corporate Controller from January 2000 to December 2001; Controller from November 1996 to December 1999	682	(4)	*
Frederick M. Baedeker, Jr. 55	President, Churchill Downs California Company since November 1999	20,902	(5)	0.16%
C. Kenneth Dunn 58	President, Calder Race Course, Inc. since April 1999; President, Tropical Park, Inc., since April 1999	494	(6)	*
Clifford C. Goodrich 62	President, Arlington Park Racecourse, LLC since March 2003; Executive Vice President, Arlington Park Racecourse, LLC from December 2002 to March 2003	0	(7)	*
Michael E. Miller 53	Executive Vice President since June 2003; Chief Financial Officer since January 2003; Senior Vice President, Finance from January 2000 to December 2002	18,927	(8)	0.15%
Rebecca C. Reed 47	Senior Vice President, General Counsel and Secretary since January 1999	11,877	(9)	*
Donald R. Richardson 59	Senior Vice President, Racing, Churchill Downs Management Company since November 1999	20,609	(10)	0.16%
Karl F. Schmitt, Jr. 52	President, Churchill Downs Simulcast Network since January 2003; Senior Vice President, Communications from March 1998 to December 2002; Chief Operating Officer, Churchill Downs Simulcast Network from April 2002 to December 2002	29,690	(11)	0.23%
Timothy N. Scott 46	Senior Vice President, Sales and Marketing, Churchill Downs Management Company since February 2005	0		*

Steven P. Sexton 45	President, Churchill Downs Racetrack since March, 2003; President, Ellis Park Race Course, Inc., since March 2003; President, Arlington Park Racecourse, LLC, from January 2002 to March 2003; President, Arlington International Racecourse, Inc. (Arlington Park), from September 2001 to December 2001; Executive Vice President, Arlington International Racecourse, Inc. (Arlington Park), from May 2001 to September 2001	18,618	(12)	0.14%
Andrew G. Skehan 44	Executive Vice President and Chief Operating Officer since September, 2004; Chief Marketing Officer from June 2004 to September 2004; Senior Vice President, Corporate Sales and Marketing from September 1999 to June 2004	24,208	(13)	0.19%
Randall E. Soth 54	President, Churchill Downs Louisiana Horseracing Company, L.L.C. since October 2004; Vice President and General Manager, Calder Race Course, Inc. and Tropical Park, Inc. from April 1999 to October 2004	2,082	(14)	*

*
Less than 0.1%

(1)
No executive officer shares voting or investment power with respect to his or her beneficially owned shares, except that Mr. Meeker shares investment and voting power with respect to 26,908 shares.

(2)
Mr. Pollard does not serve full-time as an executive officer of the Company and is not compensated as an officer of the Company.

(3)
Includes 291,012 shares issuable under currently exercisable options, but excludes 10,529 shares awarded under the Company's Restricted Stock Plan over which Mr. Meeker has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(4)
Includes 511 shares issuable under currently exercisable options, but excludes 1,144 shares awarded under the Company's Restricted Stock Plan over which Mr. Anderson has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(5)
Includes 20,902 shares issuable under currently exercisable options, but excludes 1,574 shares awarded under the Company's Restricted Stock Plan over which Mr. Baedeker has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(6)
Excludes 2,380 shares awarded under the Company's Restricted Stock Plan over which Mr. Dunn has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(7)
Excludes 2,246 shares awarded under the Company's Restricted Stock Plan over which Mr. Goodrich has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(8)
Includes 17,992 shares issuable under currently exercisable options, but excludes 4,259 shares awarded under the Company's Restricted Stock Plan over which Mr. Miller has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(9)
Includes 5,657 shares issuable under currently exercisable options, but excludes 1,391 shares awarded under the Company's Restricted Stock Plan over which Ms. Reed has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(10)
Includes 19,070 shares issuable under currently exercisable options, but excludes 741 shares awarded under the Company's Restricted Stock Plan over which Mr. Richardson has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(11)
Includes 29,264 shares issuable under currently exercisable options, but excludes 1,312 shares awarded under the Company's Restricted Stock Plan over which Mr. Schmitt has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(12)
Includes 18,618 shares issuable under currently exercisable options, but excludes 2,246 shares awarded under the Company's Restricted Stock Plan over which Mr. Sexton has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(13)
Includes 24,149 shares issuable under currently exercisable options, but excludes 4,259 shares awarded under the Company's Restricted Stock Plan over which Mr. Skehan has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(14)
Includes 1,916 shares issuable under currently exercisable options, but excludes 1,000 shares awarded under the Company's Restricted Stock Plan over which Mr. Soth has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

        From 2000 until joining the Company, Mr. Goodrich was employed as Chief Executive Officer of the California Thoroughbred Horsemen's Foundation, Inc., a charitable foundation dedicated to improving the quality of life for backstretch personnel in California.

        From October 1999 until July 2004, Mr. Scott was employed as Senior Vice President, Marketing of AMF Bowling Inc. and as Chief Operating Officer of its International Bowling Centers division.

        From 2000 until joining the Company, Mr. Sexton was employed as Executive Vice President and General Manager of Lone Star Park, Ltd., a racing association, which owns and operates Lone Star Park at Grand Prairie, Texas.

Election of Directors
(Proposal No. 1)

        At the Annual Meeting, shareholders will vote to elect four (4) persons to serve in Class III of the Board of Directors to hold office for a term of three (3) years expiring at the 2008 Annual Meeting of Shareholders and thereafter until their respective successors shall be duly elected and qualified.

        The Articles of Incorporation of the Company provide that the Board of Directors shall be composed of not fewer than nine (9) nor more than twenty-five (25) members, the exact number to be established by the Board of Directors, and further provide for the division of the Board of Directors into three (3) approximately equal classes, of which one (1) class is elected annually. Accordingly, the Board of Directors, in March 2005, amended the Company's Bylaws to establish the number of directors at thirteen (13), with four (4) directors in Class I, four (4) directors in Class II, and five (5) directors in Class III. As a result of the amendment of the Company's Bylaws to reduce the number of directors to thirteen (13) following the October 2004 resignation of Mr. Dennis D. Swanson from the Board of Directors, Mr. Meeker, who had been a member of Class II, agreed to reduce the length of his term as a member of the Board of Directors from three (3) years to two (2) years, thereby becoming a member of Class I. Due to Mr. Bidwill becoming a Director Emeritus at the 2005 Annual Meeting of Shareholders, effective as of the 2005 Annual Meeting, the number of directors shall be further decreased to twelve (12) with four (4) directors in Class I, four (4) directors in Class II and four (4) directors in Class III.

        The Company is a party to a Merger Agreement dated as of June 23, 2000, as amended (the "Merger Agreement"), between the Company and Duchossois Industries, Inc., under which certain subsidiaries of the Company were merged into certain wholly-owned subsidiaries of Duchossois Industries, Inc. ("Merger"). The Merger was approved by vote of the Company's shareholders at a Special Meeting of the shareholders on September 8, 2000. Pursuant to a Stockholder's Agreement between the Company and Duchossois Industries, Inc., as part of the Merger, Duchossois Industries, Inc., designated three (3) individuals for appointment and election to the Board of Directors. The Stockholder's Agreement provides that those individuals, Mr. Richard L. Duchossois, Mr. Craig J. Duchossois and Mr. Robert L. Fealy (or substitute designees reasonably acceptable to the Company), would be nominated to serve as directors of the Company, being allocated as equally as possible among the three classes of directors, for vote of the shareholders of the Company at the annual meeting of shareholders at which each respective class is then submitted for vote by the shareholders. In 2000, the Board of Directors of the Company appointed Mr. Craig J. Duchossois to serve as a member of Class I, Mr. Richard L. Duchossois to serve as a member of Class II and Mr. Robert L. Fealy to serve as a member of Class III. Mr. Craig J. Duchossois, Mr. Richard L. Duchossois and Mr. Robert L. Fealy have each been subsequently reelected to the Board of Directors.

        At the Annual Meeting, the four (4) persons named in the following table will be nominated on behalf of the Board of Directors for election as directors in Class III. All of the nominees currently serve as members of Class III and have agreed to serve if reelected. With each shareholder having one vote per share to cast for each nominee, the nominees receiving the greatest number of votes will be elected.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE ELECTION OF THE CLASS III DIRECTORS NAMED BELOW.

Nominees for Election as Directors

		Common Stock of the Company Beneficially Owned as of April 20, 2005(3)
Name, Age and Positions with Company	Principal Occupation(1) and Certain Directorships(2)
		Amount	% of Class
Class III — Terms Expiring in 2008
Robert L. Fealy 53 Director since 2000	Chief Financial Officer and Director, Duchossois Industries, Inc. (private holding company with diversified business interests); Chief Financial Officer and Director, The Chamberlain Group, Inc. (access control devices); Vice President, Thrall Car Management Co., Inc. (investments); Managing Director, Duchossois Technology Partners, LLC (venture capital); Director, Pella Corporation, Illinois Venture Capital Association, Aura Communications, Inc.; Chairman and Director, Brivo Systems, Inc.	0	*
Daniel P. Harrington 49 Director since 1998	President and Chief Executive Officer, HTV Industries, Inc. (private holding company with diversified business interests); Former Chairman and President, Ellis Park Race Course, Inc. (1993 to April 1998); Director, Biopure Corporation (Audit Committee), Portec Rail Products, Inc. (Audit Committee), First State Financial Corporation (Audit Committee), First Guaranty Bank; Trustee, The Veale Foundation	233,300	1.80%
Carl F. Pollard 66 Director since 1985; Chairman since 2001	Owner, Hermitage Farm since 1995 (Thoroughbred breeding); Director, DNP Select Income Fund, Inc. (Audit Committee); Member of Executive Committee, Kentucky Derby Museum Corporation	142,303	1.10%
Darrell R. Wells 62 Director since 1985	General Partner, Security Management Company (investments); Director, First Security Trust Company, Commonwealth Bancshares, Citizens Financial Corporation, Commonwealth Bank & Trust Company, Jundt Growth Fund (Chairman, Audit Committee), First Security Bank, American Printing House and Louisville Youth Training Center	189,430	1.47%

*
Less than 0.1%.

(1)
Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

(2)
Directorships in companies with a class of securities registered pursuant to the Securities Exchange Act of 1934 or companies registered under the Investment Company Act of 1940 and, in the case of certain nominees, other directorships or positions considered significant by them.

(3)
No director shares voting or investment power of his beneficially owned shares, except Mr. Harrington shares voting and investment power with respect to 233,300 shares; Mr. Pollard shares voting and investment power with respect to 8,223 shares owned by The C. F. Pollard Foundation, Inc., a 501(c)(3) corporation in which Mr. Pollard has no pecuniary interest; and Mr. Wells shares voting and investment power with respect to 39,800 shares held by the Wells Foundation, Inc. Of the total shares listed, Mr. Harrington specifically disclaims beneficial ownership of 233,300 shares held by TVI Corp., and Mr. Wells specifically disclaims beneficial ownership of 39,800 shares held by the Wells Foundation, Inc., of which he is a trustee. Mr. Charles W. Bidwill, Jr., a director of the Company since 1982 whose term expires at the Annual Meeting, beneficially owns 451,680 shares, or 3.49% of the Company's Common Stock.

        The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable before the Annual Meeting, the persons named in the enclosed Proxy, or their substitutes, reserve the right to vote for substitute nominees selected by the Board of Directors. In addition, if any shareholder(s) shall vote shares for the election of a director or directors other than the nominees named above, or substitute nominees, or for less than all of them, the persons named in the enclosed Proxy or their substitutes, or a majority of them, reserve the right to vote for some number less than all of the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

Continuing Directors

        The following table sets forth information relating to the Class I and Class II directors of the Company who will continue to serve as directors until the expiration of their respective terms of office, and the beneficial ownership of Common Stock by such Directors.

		Common Stock of the Company Beneficially Owned as of April 20, 2005(3)
Name, Age and Positions with Company	Principal Occupation(1) and Certain Directorships(2)
		Amount	% of Class
Class I — Terms Expiring in 2006
Leonard S. Coleman, Jr. 56 Director since 2001	Senior Advisor, Major League Baseball; Director, The Omnicom Group, Aramark Corp., Electronic Arts, Inc., Cendant Corp. and H. J. Heinz Co.; Chairman, The Jackie Robinson Foundation; Director, Children's Defense Fund, Spoleto Festival, Little League Baseball, Metropolitan Opera, The Schuman Fund and Village of Waterloo; Former Chairman, ARENACO, Inc. (subsidiary of New York Yankees/New Jersey Nets)	500	*
Craig J. Duchossois 60 Director since 2000(4)	Chief Executive Officer, Duchossois Industries, Inc. (private holding company with diversified business interests); Chairman, The Chamberlain Group, Inc. (access control devices); Chairman, Thrall Car Management Co., Inc. (investments); Director, Trinity Industries, Inc., LaSalle National Bank, Culver Education Foundation, University of Chicago, University of Chicago Hospitals, Illinois Institute of Technology, Kellogg Graduate School of Management and World Business Chicago	3,150,000	24.36%

G. Watts Humphrey, Jr. 60 Director since 1995
	President, GWH Holdings, Inc. (private investment company); Chief Executive Officer, IPEG (international plastics machinery equipment company) and Centria (manufacturer and erector of metal building systems); Owner, Shawnee Farm (Thoroughbred breeding and racing operation); Chairman-Executive Committee, Vice President and Treasurer, Breeders' Cup Limited; Vice-Chairman, The Blood-Horse, Inc.; Steward, The Jockey Club; Director, American Horse Council, Keeneland Association, National Thoroughbred Racing Association, Shakertown at Pleasant Hill, Kentucky, Inc. and Smithfield Trust Company; Trustee, Centre College and University of Pittsburgh	51,000		0.39%
Thomas H. Meeker 61 Director since 1995	President and Chief Executive Officer of the Company since 1984; Director, PNC Bank, Kentucky, Inc., National Thoroughbred Racing Association; Member, Board of Trustees, Centre College	332,390	(5)	2.57%
Class II — Terms Expiring in 2007
Richard L. Duchossois 83 Director since 2000(6)	Chairman, Duchossois Industries, Inc. (private holding company with diversified business interests); Vice Chairman, Thrall Car Management Co., Inc. (investments); Director, Emirates World Series of Racing, Thoroughbred Racing Association; Chairman, Arlington Park Racecourse, LLC	3,165,000		24.48%
J. David Grissom 66 Director since 1979	Chairman, Mayfair Capital, Inc. (private investment firm); Chairman, The Glenview Trust Company (trust and investment management services); Director, Providian Financial Corporation (Audit Committee Chairman) and Yum! Brands, Inc. (Audit Committee Chairman); Chairman, Board of Trustees, Centre College; Director, Appriss Inc. and United Metro Media, Inc.; Chairman, SpectraCare, Inc.	150,000		1.16%
Seth W. Hancock 55 Director since 1973	Managing Partner, Claiborne Farm, Ltd. and President, Hancock Farms, LLC (Thoroughbred breeding and farming); Vice President and Director, Clay Ward Agency, LLC (equine insurance); Director, Hopewell Company and Keeneland Association	290,650		2.25%

Susan Elizabeth Packard 50 Director since 2004	President, Affiliate Sales and International Development, Scripps Networks (media sales, distribution and development); former President, Scripps Networks New Ventures (new network development and new media applications); former Chief Operating Officer, Home & Garden Television (HGTV) Network (television network); Director, YMCA of East Tennessee (Secretary), Columbus Home (Knoxville), Women in Cable and Telecommunications Foundation, Scripps Howard Foundation and National Cable Television Center and Museum	500	*

*
Less than 0.1%

(1)
Except as otherwise indicated, there has been no change in principal occupation or employment during the past five years.

(2)
Directorships in companies with a class of securities registered pursuant to the Securities Exchange Act of 1934 or companies registered under the Investment Company Act of 1940 and, in the case of certain directors, other directorships or positions considered significant by them.

(3)
No director shares voting or investment power of his or her beneficially owned shares, except Messrs. Richard L. Duchossois and Craig J. Duchossois share voting and investment power with respect to 3,150,000 shares owned by Duchossois Industries, Inc. Of the total shares listed, Messrs. Richard L. Duchossois and Craig J. Duchossois specifically disclaim beneficial ownership of 3,150,000 shares owned by Duchossois Industries, Inc. and disclaim the additional amount of up to 1,250,000 shares which may be issued to Duchossois Industries, Inc, in the future, subject to the occurrence of certain events as specified in the Merger Agreement.

(4)
Mr. Craig J. Duchossois is the son of Mr. Richard L. Duchossois, who is also a director of the Company. Of the shares listed as beneficially owned by Mr. Craig J. Duchossois, the 3,150,000 shares owned by Duchossois Industries, Inc., are the same shares listed as beneficially owned by Mr. Richard L. Duchossois.

(5)
Includes 291,012 shares issuable under currently exercisable options, but excludes 10,529 shares awarded under the Company's Restricted Stock Plan over which Mr. Meeker has neither voting nor dispositive power until the lapse of a five-year restriction period pursuant to the Restricted Stock Agreement governing this award.

(6)
Mr. Richard L. Duchossois is the father of Mr. Craig J. Duchossois, who is also a director of the Company. Of the shares listed as beneficially owned by Mr. Richard L. Duchossois, the 3,150,000 shares owned by Duchossois Industries, Inc., are the same shares listed as beneficially owned by Mr. Craig J. Duchossois.

Emeritus Directors

        Directors Emeriti are available for counsel, but do not attend meetings of the Board of Directors and do not vote on matters presented to the Board. The Company's Bylaws provide that a person shall not be qualified for election as a Director unless such person is less than 70 years of age on the date of election, unless the election of such person is required by contract. Each director shall become a Director Emeritus upon the expiration of his or her current term following the date on which he or she is no longer qualified for election due to age. The Emeritus Directors are Catesby W. Clay, Louis J. Herrmann, Jr., Frank B. Hower, Jr., Stanley F. Hugenberg, Jr. and Arthur B. Modell. Charles W. Bidwill, Jr. will become a Director Emeritus of the Company following the 2005 Annual Meeting of Shareholders.

Compensation and Committees of the Board of Directors

        Four (4) regular meetings and one (1) special meeting of the Board of Directors were held during the last fiscal year. Effective July 1, 2004, the fees paid to directors were increased following analysis by both management and the Compensation Committee of market rates. Prior to this increase, directors were paid $750 for each meeting of the Board of Directors that they attended, as well as each committee meeting, either in person or via teleconference. Directors also received a retainer of $6,000 and Directors who served as committee chairmen received an additional $2,000 for a total retainer of $8,000. The Chairman of the Board of Directors received an additional $5,000 for a total retainer of $11,000. Effective July 1, 2004, the meeting fee was increased to $1,000 and the retainer fees were increased so that a Directors' annual retainer is $25,000; Directors who serve as committee chairmen receive an additional $3,000 for a total annual retainer of $28,000; and the Chairman of the Board receives an additional $20,000 for a total annual retainer of $45,000. For the 2004 calendar year, Directors were paid on a pro-rata basis so that the total 2004 retainer paid was $15,500, or $18,000 in the case of committee chairmen, and $28,000 in the case of the Chairman of the Board. Directors who did not reside in Louisville were reimbursed for their travel expenses. Only non-employee directors receive this compensation.

        The Company currently has four (4) standing committees: the Executive, Audit, Compensation and the Nominating and Governance Committees. No Director Emeritus serves on any Board committee.

Executive Committee

        The Executive Committee is authorized, subject to certain limitations set forth in the Company's Bylaws, to exercise the authority of the Board of Directors between Board meetings. The members of the Executive Committee are J. David Grissom, who serves as Chairman, Robert L. Fealy, G. Watts Humphrey, Jr. and Carl F. Pollard.

        Seventeen (17) meetings of the Executive Committee were held during the last fiscal year.

Audit Committee

        The Audit Committee is responsible for annually examining the financial affairs of the Company, including consultation with the Company's auditors. The members of the Audit Committee meet the independence requirements of the National Association of Securities Dealers listing standards. The members of the Audit Committee are Darrell R. Wells, who serves as Chairman, Leonard S. Coleman, Jr. and Daniel P. Harrington. Susan E. Packard joined the Audit Committee on June 17, 2004.

        Seven (7) meetings of the Audit Committee were held during the last fiscal year.

        The Board of Directors has determined that Darrell R. Wells, who is independent as defined under Nasdaq Rule 4200(a)(15) and rules promulgated by the Securities and Exchange Commission, possesses the attributes of, and therefore shall serve as, an audit committee financial expert as defined by regulations promulgated by the Securities and Exchange Commission.

        The Company's Board of Directors has determined that all members of the Company's Audit Committee are independent as defined under Nasdaq Rule 4200(a)(15) and Rule 10A-3(b)(1) of the Securities Exchange Commission.

Compensation Committee

        The Compensation Committee administers the Company's executive compensation plans, including its Supplemental Benefit Plan, any incentive compensation plan, any deferred compensation plan, any stock option plan, any restricted stock plan, any long-term compensation plan and any employee stock purchase plan, and reviews and approves the compensation of the Company's Chief Executive Officer. The Compensation Committee consists of not fewer than two (2) directors who are not officers or employees of the Company or any of its subsidiaries. At this time, the Compensation Committee includes two (2) independent Directors who are "Non-employee Directors" as defined in Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934. All members of the Compensation Committee are "independent directors" as defined by the Nasdaq listing requirements. The members of the Compensation Committee are Craig J. Duchossois, who serves as Chairman, Leonard S. Coleman, Jr., G. Watts Humphrey and Darrell R. Wells.

        Five (5) meetings of the Compensation Committee were held during the last fiscal year.

Nominating and Governance Committee

        The Company's Executive Committee, acting as the Nominating and Governance Committee, is responsible for establishing the criteria for and reviewing the effectiveness of the Company's Board of Directors. In addition, the Nominating and Governance Committee provides oversight with regard to the Company's programs for dealing with business ethics and other governance issues.

        This Committee determines criteria regarding personal qualifications needed for Board membership and the Committee considers, reviews qualifications and recommends qualified candidates for Board membership. In doing so, the Nominating and Governance Committee reviews the composition of the Board to identify skill sets and qualifications which are represented in order to determine which ones are needed. In addition, the Committee reviews the Company's Strategic Plan to determine its needs with regard to Board composition. The Committee sometimes employs an outside consultant to identify nominees with the skill sets, experience and backgrounds that suit the Company's needs.

        A candidate for the Company's Board of Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company's various constituencies. In considering a candidate for nomination as a member of the Board, the Nominating and Governance Committee will consider criteria such as independence; occupational background, including principal occupation (i.e., chief executive officer, attorney, accountant, investment banker, or other pertinent occupation); level and type of business experience (i.e., financial, lending, investment, media, racing industry, technology, etc.); diversity in race and gender; number of boards on which the individual serves; and the general variety of backgrounds represented on the Board.

        The Nominating and Governance Committee receives and considers issues raised by shareholders or other stakeholders in the Company and recommends appropriate responses to the Board. The Nominating and Governance Committee will consider recommendations for director candidates submitted by shareholders. Such questions, comments or recommendations should be submitted in writing to the Nominating and Governance Committee in care of the Office of the Secretary at 700 Central Avenue, Louisville, Kentucky 40208. The Nominating and Governance Committee, in having adopted criteria to be considered for membership on its Board, considers such candidates applying such criteria and follows the recommendation process noted above. Recommendations by shareholders that are made in accordance with these procedures will receive the same consideration given to nominees of the Company's Board of Directors.

        The charter of the Nominating and Governance Committee is available on the Company's website at www.churchilldownsincorporated.com. The members of the Nominating and Governance Committee, each of whom is independent as defined by the Nasdaq listing standards, are J. David Grissom, who serves as Chairman, Robert L. Fealy, G. Watts Humphrey, Jr. and Carl F. Pollard.

        The Nominating and Governance Committee held two meetings during the last fiscal year.

Strategic Planning Committee

        The Strategic Planning Committee was responsible for planning the objectives and direction for the Company's strategic goals and development activities. The Board of Directors dissolved the Strategic Planning Committee in March 2004. The responsibilities of the Strategic Planning Committee have been assumed by the Executive Committee. The members of the Strategic Planning Committee, whose membership expired in March 2004 when the Committee was dissolved, were G. Watts Humphrey, Jr., who served as Chairman, Robert L. Fealy, J. David Grissom, Thomas H. Meeker and Carl F. Pollard.

        Shareholders may send communications to the Company's Board of Directors addressed to the Board of Directors c/o Churchill Downs Incorporated, 700 Central Avenue, Louisville, Kentucky 40208. Any correspondence addressed to the Board of Directors in care of the Company is forwarded to the Board of Directors without review by management.

        The Board has determined that the following directors of the Company are not "independent directors," as defined under Nasdaq Rule 4200: Richard L. Duchossois and Thomas H. Meeker.

        All directors serving as Class I, II or III directors, except Mr. Craig Duchossois and Mr. Hancock, attended at least seventy-five percent (75%) of the meetings of the Board of Directors and the meetings of the committee(s) on which they served. The Company encourages its directors to attend the Annual Meeting each year. All directors serving as Class I, II or III directors attended the Company's Annual Meeting held on June 17, 2004.

Proposal To Amend Churchill Downs Incorporated's
Amended and Restated Articles of Incorporation to Adopt a Regulatory Amendment
(Proposal No. 2)

        The Company's Board of Directors has adopted a resolution approving, and has recommended to the Company's shareholders for their adoption, an amendment (the "Regulatory Amendment") to the Company's Amended and Restated Articles of Incorporation, as amended, for the purpose of facilitating the Company's compliance with gaming and pari-mutuel regulations. The Regulatory Amendment will serve to assist the Company in complying with gaming and pari-mutuel laws and regulations at the Company's facilities in the jurisdictions in which we conduct operations and in complying with federal, state and local laws, rules and regulations which may become applicable if the Company expands its gaming or pari-mutuel operations in the future.

  Summary of the Proposal

        Under the Regulatory Amendment, the Company's Board of Directors has approved and recommended that the shareholders adopt the Regulatory Amendment, which, if approved by the shareholders, would add a new Article XIII to the Company's Amended and Restated Articles of Incorporation, as amended. The following summary of the Regulatory Amendment is qualified in its entirety by reference to the complete text of the Regulatory Amendment provision, which is attached to this Proxy Statement as Appendix A-1 and incorporated by reference herein.

        Under the Regulatory Amendment provision, all shares of the Company's voting stock will be held subject to any statute, rule, regulation, order, ordinance or interpretation of a regulatory authority, as defined in the Regulatory Amendment (a "Regulation"). If any owner of the Company's voting stock is requested or required to appear before, submit to the jurisdiction of, or provide information to a regulatory authority and either refuses to do so or otherwise fails to comply with the request, or is determined by a regulatory authority not to be suitable or qualified to beneficially own the Company's voting stock, then the Company may, at its election: (i) purchase any or all of the voting stock held by such owner (a "Disqualified Owner"), or (ii) if such voting stock is not so purchased by the Company, the owner, pursuant to the Regulatory Amendment, agrees to dispose of his or her interest within the 120 day period following the date the Company receives notice from the regulatory authority of the holder's unsuitability, or such earlier time required by the regulatory authority. The determination that a beneficial owner of the Company's voting stock is a Disqualified Owner will be made by the Company's Board of Directors on the basis of information known to it after reasonable inquiry.

        If the Company elects to repurchase shares of a Disqualified Owner, the purchase price for the shares will depend upon the date of acquisition of shares by the Disqualified Owner. If the Disqualified Owner acquired his or her shares within 24 months prior to the date of the notice provided by the Company electing to purchase the shares, the price will be the lesser of (a) the market price of the Disqualified Owner's shares, based upon the average of the 15 consecutive trading days prior to the date of the Company's election to purchase (the "Market Price"), or (b) the price paid by the Disqualified Owner for the shares. If the Disqualified Owner has acquired the shares prior to the 24 month period terminating on the date of the Company's purchase notice, then the purchase price for the shares would be the Market Price. Following the date of the repurchase specified by the Company in its notice, or any earlier date required by any Regulation, no dividends will be payable on and no voting rights will be available on any shares covered by the notice which have not been duly delivered by the holder for repurchase by the Company.

        The resolution adopted by the Board of Directors authorizing the Regulatory Amendment provides that at any time prior to the effectiveness of the filing of the amendment with the Kentucky Secretary of State, notwithstanding authorization of the Regulatory Amendment by the shareholders, the Board of Directors may abandon the proposed amendment without further shareholder action.

        Under certain circumstances, the Regulatory Amendment, along with other provisions of the Company's Amended and Restated Articles of Incorporation that may be viewed as having anti-takeover effects, may discourage an acquisition or business combination involving the Company that a shareholder might consider to be in such shareholder's best interest, including an acquisition or business combination that might result in a premium over the market price for the shares held by the shareholder. For example, the proposed Regulatory Amendment may discourage the accumulation of large minority shareholdings (as a first step toward an unfriendly acquisition or business combination proposal or otherwise) by persons who would not be willing or able to comply with a Regulation.

        The Board of Directors believes that approval of the proposed Regulatory Amendment is in the best interests of the Company and its shareholders.

  Rights of Dissenting Shareholders

        Kentucky law provides certain rights to shareholders who dissent from certain corporate actions, including an amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it creates a right in respect of redemption. The following is a summary of the material provisions of Kentucky law relating to the dissenters' rights of shareholders. This description is not a complete description of the provisions of Kentucky law relating to the dissenters' rights of shareholders and is qualified in its entirety by reference to the provisions of Sections 271B.13-010 through 271B.13-310 of the Kentucky Business Corporation Act (the "KBCA"), which are attached in full as Appendix A-2 to this Proxy Statement. You are urged to read Appendix A-2 in its entirety. Under the provisions of the KBCA, if the Regulatory Amendment is approved, any shareholder of the Company who objects to the Regulatory Amendment and who fully complies with Sections 271B.13-010 through 271B.13-310 of the KBCA will be entitled to demand and receive payment in cash of an amount equal to the fair value of his or her shares of the Company's Common Stock.

        A shareholder of record may assert dissenters' rights as to fewer than all of the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one beneficial owner and notifies the Company in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. A beneficial owner may assert dissenters' rights only if the beneficial owner submits to the Company the record shareholder's written consent to the dissent not later than the time the beneficial owner asserts dissenters' rights, and does so with respect to all shares of the Company's Common Stock of which he or she is the beneficial owner or over which he or she has power to direct the vote.

        For the purpose of determining the amount to be received in connection with the exercise of statutory dissenters' rights, the fair value of a dissenting shareholder's Common Stock will equal the value of the shares immediately before the filing of Articles of Amendment effecting the Regulatory Amendment, excluding any appreciation or depreciation in anticipation of the Regulatory Amendment, unless such exclusion would be inequitable.

        Any shareholder of the Company desiring to receive payment of the fair value of his or her shares of the Company's Common Stock must deliver to the Company, prior to the shareholder vote at the Annual Meeting, a written notice of intent to demand payment for his or her shares if the Regulatory Amendment is effectuated, not vote his or her shares in favor of the Regulatory Amendment, and comply with the payment demand and other procedural requirements of the KBCA described below.

        All written communications from shareholders with respect to the assertion of dissenters' rights should be mailed to the Company at: Churchill Downs Incorporated, 700 Central Avenue, Louisville, Kentucky 40208, Attention: General Counsel. Voting against, abstaining from voting or failing to vote on the proposal to approve the Regulatory Amendment is not enough to satisfy the requirements to assert dissenters' rights under the KBCA. You must also comply with all of the conditions relating to the separate written notice of intent to demand payment described above and the separate written demand for payment of the fair value of shares of the Company's Common Stock and the other procedural provisions described below.

        Within 10 days after the approval of the Regulatory Amendment at the Annual Meeting, the Company will send a dissenters' notice to all shareholders who have timely provided a notice of intent to demand payment in accordance with the procedures described above. The dissenters' notice will state the dates and place for receipt of the payment demand and the deposit of stock certificates, supply a form for demanding payment that includes the date of the first announcement to the news media or shareholders of the Regulatory Amendment and requires that the person asserting dissenters' rights certify whether or not he or she acquired beneficial ownership of his or her shares before that date, set a date by which the Company must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the dissenters' notice is delivered, and be accompanied by a copy of the dissenters' rights provisions of the KBCA.

        In order to receive the payment contemplated by the dissenters' rights provisions of the KBCA, shareholders who receive a dissenters' notice must demand payment, certify whether the holder acquired beneficial ownership of shares before the date of the first announcement to news media or to shareholders of the Regulatory Amendment, and deposit their stock certificates with the Company according to the terms of the dissenters' notice.

        If the filing of the articles of amendment with the Kentucky Secretary of State to effectuate the Regulatory Amendment does not occur within 60 days after the date set for demanding payment and depositing share certificates, the Company will be required to return the deposited certificates. If the filing of such amendment then later occurs, the Company will be required to send a new dissenters' notice, and the payment demand procedures outlined above must be repeated.

        As soon as the filing occurs and the Company receives a payment demand from a dissenting shareholder who has complied with the statutory requirements, the Company will pay the dissenter the amount the Company estimates to be the fair value of his or her shares, plus accrued interest. The Company's payment will be accompanied by the Company's balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any, a statement of the Company's estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under Section 271B.13-280 of the KBCA.

        The Company may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date of the first announcement to the news media or the Company's shareholders of the Regulatory Amendment. If the Company makes such an election, it will estimate the fair value of the shares, plus accrued interest, and send an offer to each such dissenter that includes the estimate of the fair value, an explanation of how the interest was calculated and a statement of the dissenter's right to demand payment of a different amount under Section 271B.13-280 of the KBCA. The Company will pay the offer amount to each such dissenting shareholder who agrees to accept it in full satisfaction of his or her demand.

        A dissenter may notify the Company of the dissenter's own estimate of the fair value of the dissenter's shares and demand payment of the dissenter's estimate, if: (i) the dissenter believes the amount paid or offered is less than the fair value of the dissenter's shares, (ii) the Company fails to make payment within 60 days after the date set for demanding payment, or (iii) the Company, having failed to file the articles of amendment to effect the Regulatory Amendment, does not return the deposited certificates within 60 days after the date set for demanding payment. A dissenter waives the right to demand payment unless he or she notifies the Company of his or her demand in writing within 30 days after payment is made for the dissenter's shares. If the demand for payment of the different amount remains unsettled, then the Company, within 60 days after receiving the payment demand of a different amount from the dissenting shareholder, must file an action in the Jefferson County, Kentucky circuit court, requesting that the fair value of the dissenting shareholder's shares be determined. The Company must make all dissenting shareholders whose demands remain unsettled parties to the proceeding. Each dissenter made a party to the proceeding will be entitled to judgment for any amount by which the court finds the fair value of that dissenter's shares, plus interest, exceeds the amount the Company paid, or for the fair value, plus accrued interest, of that dissenter's shares acquired after the date of the first public announcement of the Regulatory Amendment for which the Company elected to withhold payment. If the Company does not begin the proceeding within the 60-day period, it will be required to pay the amount demanded by each dissenting shareholder whose demand remains unsettled.

        Shareholders should note that dissenting shareholders will recognize gain or loss for Federal income tax purposes on cash paid to them in satisfaction of the fair value of their shares, and should consult their tax advisors accordingly.

        Failure by any shareholder to follow the complex steps required by the KBCA for properly asserting dissenters' rights may result in the loss of those rights. If you are considering dissenting from the approval of the Regulatory Amendment and asserting your dissenters' rights under the KBCA, you should consult your legal advisor.

        The adoption of the Regulatory Amendment requires the approval of a majority of the votes entitled to be cast on the Regulatory Amendment.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE REGULATORY AMENDMENT.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO ADOPT A REGULATORY AMENDMENT.

Proposed Amendments of the
2005 Churchill Downs Incorporated
Deferred Compensation Plan
(Proposal No. 3)

        On March 10, 2005, the Board of Directors adopted amendments to the 2005 Churchill Downs Incorporated Deferred Compensation Plan (the "Plan"), subject to approval by the Company's shareholders at the Annual Meeting, to permit directors of the Company who are participants under the Plan ("Director Participants") to elect to have all or part of the fees paid to him or her by the Company for services performed as a board member ("Director Fees"), deferred on or after January 1, 2005, notionally invested in shares of Common Stock. The Plan reserves 5,000 shares of Common Stock for issuance in connection with deferrals under the Plan by Director Participants. There are currently thirteen (13) and immediately following the Annual Meeting there will be twelve (12) directors who are eligible to participate in the Plan and defer fees and notionally invest in shares of Common Stock. The following constitutes a brief discussion of the material features of the Plan and the amendments, and is qualified in its entirety by reference to a copy of the Plan which is attached as Appendix B to this Proxy Statement.

        The purpose of the Plan is to provide eligible executives and directors of the Company and its affiliated companies an opportunity to defer to a future date the receipt of base and bonus compensation for services as well as Director Fees. The Plan is intended to be a deferred compensation plan compliant with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to any legal requirements, the Committee may designate any management employees or highly compensated employees of the Company or any of the Company's directors as eligible to participate in the Plan.

        Under the Plan, eligible participants commence participation on the next January 1 following the date the participant files a deferral election with the Committee or its designated agent. Under such election, the participant may elect to defer the receipt of all or a portion (in one percent (1%) increments) of his or her compensation or Director Fees earned or payable after the effective date of the election and have this amount credited to the participant's account pursuant to the terms of the Plan. The deferral elections continue from year to year until revoked or modified by the participant pursuant to the terms of the Plan. For employees, the Plan also provides for employer matching and discretionary contributions.

        Amounts deferred under the Plan pursuant to a participant's election are credited to the participant's account as soon as administratively practical after the date the deferrals would otherwise have been payable to the participant under normal payroll practices. The Company has established an irrevocable grantor trust to provide a source of funds to assist the Company in satisfying its liabilities under the Plan (the "Trust"). Compensation and Director Fees credited to a participant's account and notional earnings therein are one hundred percent (100%) vested and nonforfeitable, subject to certain adjustments described in the Plan. However, the Company and its affiliated companies participating in the Plan remain the sole owner of any assets of the Trust and such assets shall be subject to the claims of the general creditors of such companies. Amounts credited to a participant's account may be kept in any investment vehicles or assets as selected by the Committee, subject to the right of participants to make an investment election under the Plan. Amounts in a participant's account shall be distributed as elected by the participant, subject to the provisions of the Plan. Distributions under the Plan generally occur upon separation from service.

        The amendments to the Plan will permit Director Participants to elect to have all or part of Director Fees, deferred on or after January 1, 2005, notionally invested in shares of Common Stock (the "Stock Election") providing the non-employee directors with an investment election which will align their interests with the interests of the Company's shareholders. Directors will not have voting rights or other rights attributable to stock ownership with respect to such shares prior to distribution under the Plan. A

Stock Election will be irrevocable with respect to amounts that have been notionally invested but a Director Participant may at any time revoke his or her Stock Election with respect to Director Fees earned or payable after the date the revocation is delivered to the Committee in accordance with procedures established by the Committee. The Committee will establish a stock account in the name of each Director Participant who makes a Stock Election (the "Stock Account"), and this Stock Account shall be included in the Director Participant's account under the Plan. As soon as administratively practical following each dividend payment date, a Director Participant's Stock Account will be credited with additional notional Common Stock as if the cash divided were reinvested in Common Stock. The number of shares notionally credited to the Stock Account of each Director Participant will be determined by reference to the fair market value of such stock as determined by the Committee. In the event of any stock dividend, stock split, combination or exchange of securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of any or all of the assets of the Company to shareholders, or any other similar change or event effected without the receipt of consideration, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change or event will be made with respect to the Common Stock credited to a Director Participant's Stock Account. Amounts credited to a Director Participant's Stock Account will be distributed in Common Stock. No such distribution may be made less than six (6) months after any notional investment in Common Stock made by any Director Participant under the Plan. In the event of a defined change in control under the Plan, the Stock Account of a Director Participant will be distributed.

        Benefits under the Plan are not determinable because the Plan provides for deferral opportunities, and actual compensation deferred by participants is determined by the Company's management, Board of Directors and the Committee. Currently, two of the Company's non-employee directors have deferred Director Fees in the Plan. Non-employee directors are currently paid Director Fees in the amounts described in "ELECTION OF DIRECTORS—Compensation and Committees of the Board of Directors". In addition to non-employee directors, there are currently approximately forty-three (43) employees of the Company eligible to participate in the Plan. In 2004, a total of $426,766 of compensation and Director Fees was deferred by eligible participants in the Plan.

        The Company reserves the right to amend, modify, terminate or discontinue the Plan at any time and in a manner which complies with the provisions of Section 409A of the Code, by appropriate action taken by the Committee. If the amendments to the Plan are not approved by the shareholders at the Annual Meeting, it will remain in effect.

        Under current tax law, no income will be recognized by a participant under the Plan at the time of deferral. Upon payment, such participant will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares of Common Stock received. The Company will be entitled to a deduction equal to the income recognized by such participant.

        Approval of the proposal requires the affirmative vote of a majority of the shares casting votes in favor of or opposed to the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE PROPOSAL TO ADOPT THE AMENDMENTS TO THE 2005 CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE 2005 CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN.

Equity Compensation Plan Information(1)

	(a)		(b)	(c)

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(2)	786,710	(3)(4)	$28.41	255,810	(5)
Equity compensation plans not approved by security holders	-0-		-0-	-0-
Total	786,710		$28.41	255,810

(1)
This table includes (i) aggregate data, including pricing, for shares presently committed under all equity compensation plans of the Company as of the end of the most recently completed fiscal year and (ii) aggregate data for shares still available to be issued under those plans.

(2)
The equity compensation plans of the Company which have been approved by the shareholders of the Company are the Churchill Downs Incorporated 2000 Employee Stock Purchase Plan ("Stock Purchase Plan"), the Churchill Downs Incorporated 1993 Stock Option Plan ("1993 Plan"), the Churchill Downs Incorporated 1997 Stock Option Plan ("1997 Plan"), the Churchill Downs Incorporated 2003 Stock Option Plan ("2003 Plan"), and the Churchill Downs Incorporated 2004 Restricted Stock Plan ("Restricted Stock Plan"). The 1993 Plan, the 1997 Plan and the 2003 Plan each allow one- to three-year option vesting periods and require that options expire ten (10) years after the date of grant, if not earlier under certain circumstances. The Restricted Stock Plan allows for the award of stock subject to certain conditions and restrictions as determined by the Compensation Committee at the time of the award.

(3)
Of this total, 196,506 shares of Common Stock of the Company will be issued upon the exercise of outstanding options granted under the 1993 Plan, 542,993 shares of Common Stock of the Company will be issued upon the exercise of outstanding options granted under the 1997 Plan, 2,500 shares of Common Stock of the Company will be issued upon the exercise of outstanding options under the 2003 Plan, and 44,711 shares of Common Stock have been awarded under the Restricted Stock Plan.

(4)
Because each participant in the Stock Purchase Plan has one option each plan year and that option consists of the number of shares which can be purchased, through exercise, at the end of the plan year using compensation deductions made throughout the plan year, no outstanding options, warrants or rights for a specific number of the Company's securities to be issued upon exercise existed at fiscal year's end and, therefore, none are included in this total for the Stock Purchase Plan.

(5)
Of this total, as of December 31, 2004, 0 shares of Common Stock of the Company remained available for future issuance under the 1993 Plan because that Plan has expired, 0 shares of Common Stock of the Company remained available for future issuance under the 1997 Plan because that Plan was suspended, 0 shares of Common Stock remained available for future issuance under the 2003 Plan because that Plan was terminated, 150,289 shares of Common Stock remained available for future issuance under the Restricted Stock Plan and 105,521 shares of Common Stock of the Company remained available for future issuance under the Stock Purchase Plan.

Proposal to Approve the Performance Goals for the
Payment of Compensation to Thomas H. Meeker
Under the Incentive Compensation Plan
(Proposal No. 4)

        The Company's President and Chief Executive Officer, Thomas H. Meeker, and certain other key employees designated by the Compensation Committee, are eligible to receive an annual cash incentive bonus under the Company 1997 Incentive Compensation Plan. The Compensation Committee establishes various performance goals, the attainment of which entitles the participating employee to receive an annual bonus award. The amount of the award is a function of the participant's base salary.

        At its meeting in March 2005, the Compensation Committee established certain objective performance goals pursuant to which Mr. Meeker may receive a bonus award for fiscal year 2005 under the Plan if the performance goals are achieved. The performance goals set by the Committee for Mr. Meeker include the attainment of a pre-tax income target for the Company. The Compensation Committee has determined that the specific target is confidential business information, the disclosure of which would have an adverse effect on the Company and its business.

        The Compensation Committee has established certain additional objective performance goals for Mr. Meeker related to the Company's property, the character of its operations and product offerings, the development of strategic management positions, and the adoption of an updated strategic plan, a management development plan and a succession plan, the specific details of which the Compensation Committee has determined to be confidential business information, the disclosure of which would adversely affect the Company and its business. The ultimate bonus award to Mr. Meeker will be determined by the extent to which he achieves each of the performance goals established by the Compensation Committee.

        At the conclusion of the year, the Committee will make a determination whether and to what extent the performance goals have been attained. The maximum dollar amount of bonus that may be awarded to Mr. Meeker under the performance goals established by the Compensation Committee is $901,044.

        Under current U.S. tax law the Company may deduct the amount of the bonus award paid to Mr. Meeker to the extent that the deduction is not otherwise limited under Internal Revenue Code §162(m). Under Code §162(m), compensation paid to any covered employee in excess of $1,000,000 in any taxable year is not deductible by the Company except to the extent such amounts constitute "qualified performance based compensation". Qualified performance based compensation is compensation paid solely on account of the attainment of one or more performance goals if:

  •
  the performance goals are objective, pre-established and determined by a compensation committee comprised solely of two or more outside directors,

  •
  the material terms of the performance goals have been approved by the corporation's shareholders prior to the payment of the compensation, and

  •
  the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid.

        At the Annual Meeting, shareholders will be asked to approve the material terms of the performance goals established by the Compensation Committee for fiscal year 2005 for the payment of incentive compensation to Mr. Meeker under the Plan. A vote in favor of this proposal will result in [1] the compensation payable to Mr. Meeker under the Plan qualifying as performance-based compensation under Code §162(m), and [2] the availability to the Company of a tax deduction in the amount of the compensation received by Mr. Meeker pursuant to his annual incentive bonus. A vote against the proposal will result in no incentive award being paid to Mr. Meeker under the Plan.

        Approval of the proposal requires the affirmative vote of a majority of the shares casting votes in favor of or opposed to the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE PERFORMANCE GOALS FOR THE PAYMENT OF COMPENSATION TO MR. MEEKER UNDER THE INCENTIVE COMPENSATION PLAN.

        UNLESS OTHERWISE INSTRUCTED, IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY TO VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE PROPOSAL TO APPROVE THE PERFORMANCE GOALS FOR THE PAYMENT OF COMPENSATION TO MR. MEEKER UNDER THE INCENTIVE COMPENSATION PLAN.

Compensation Committee Report on Executive Compensation

        Under rules established by the SEC, the Compensation Committee is required to disclose: (1) the Compensation Committee's compensation policies applicable to the Company's executive officers; (2) the relationship of executive compensation to Company performance; and (3) the Compensation Committee's bases for determining the compensation of the Company's Chief Executive Officer ("CEO"), Thomas H. Meeker, for the most recently completed fiscal year. Pursuant to these requirements, the Compensation Committee has prepared this report for inclusion in the Proxy Statement.

        The Compensation Committee consists of four (4) independent Directors, including two (2) who are "Non-employee Directors" as defined in Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934. All members of the Compensation Committee are "independent directors" as defined by the Nasdaq listing requirements. The Compensation Committee annually reviews executive officer compensation and makes recommendations to the Board of Directors on all matters related to the structure of the Company's executive compensation programs. The Compensation Committee's authority and oversight extend to total executive compensation, including base salaries, incentive and other compensation programs, supplemental benefit plans, deferred compensation plans, restricted stock plans, long term compensation plans, severance policy, and stock purchase plans for the Company as well as the oversight and administration of the employment contract of the Company's chief executive officer. The Compensation Committee's review of total compensation also includes all aspects of the executive officers' potential future benefits under the Company's severance policy, and in the case of Mr. Meeker, under his employment agreement. The Compensation Committee also periodically reviews compensation data from comparable companies.

Compensation Policies with Respect to Executive Officers

        The fundamental philosophy of the Compensation Committee is to assure that the Company's compensation program for executive officers links pay to business strategy and performance in a manner which is effective in attracting, motivating and retaining key executives while also providing performance incentives which will inure to the benefit of executive officers and shareholders alike. The objective is to provide total compensation commensurate with Company performance by combining salaries and benefits that are competitive in the marketplace with incentive opportunities established by the Compensation Committee which are competitive with median levels of competitors' incentive compensation. The Compensation Committee has determined that as an executive's level of responsibility increases, a greater portion of his or her compensation should be based upon the Company's performance. The Compensation Committee also believes that the Company's compensation program should include an individual performance component to reward employees whose job performance does not directly affect revenues.

        The Compensation Committee has structured executive compensation based upon this philosophy. There are four basic elements of the Company's executive compensation program, each determined by individual, unit and corporate performance: (1) base salary compensation, (2) annual variable performance incentive compensation earned under the Company's 1997 Incentive Compensation Plan (the "ICP"),

(3) grants of restricted stock under the Company's 2004 Restricted Stock Plan ("Restricted Stock Plan"), and (4) the Company's Long Term Compensation Plan.

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public corporation for non-performance-based compensation over $1 million paid for any fiscal year to each of the individuals who were, at the end of the fiscal year, the corporation's chief executive officer and the four other most highly compensated executive officers. The Company intends that the cash bonuses paid to the Chief Executive Officer and the four other most highly compensated executive officers (the "named executive officers") under the ICP will be fully deductible under Section 162(m). Restricted stock granted under the Restricted Stock Plan is not considered "performance-based" compensation under Section 162(m), so that compensation in excess of $1 million realized upon the vesting of restricted stock awarded to the named executive officers covered by Section 162(m) will not be deductible by the Company.

        Any salary or other annual compensation paid or imputed to the individual named executive officer covered by Section 162(m) that causes non-performance-based compensation to exceed the $1 million limit will not be deductible by the Company. While the Compensation Committee designs certain components of executive compensation to preserve income tax deductibility, it believes that it is not in the shareholders' interest to restrict the Compensation Committee's discretion and flexibility in developing appropriate compensation programs and establishing compensation levels and, in some instances, the Compensation Committee may approve compensation that is not fully deductible.

Base Salaries

        Base salaries are targeted to be competitive with similar positions in comparable companies, including key competitors. In determining base salaries, the Compensation Committee also takes into account individual experience, responsibilities and performance and issues specific to the Company.

Incentive Compensation Plan

        The ICP is designed to reward employees' short term performance by providing for the award of a cash bonus if annual minimum goals based upon the Company's pre-tax earnings, as well as unit goals and individual goals are achieved. The award of bonuses is based initially on the Company's achievement of certain target pre-tax earnings goals established by the Compensation Committee. The Compensation Committee, in its calculation of pre-tax earnings, has discretion to exclude or include extraordinary revenues and expenses. The amount of each bonus is then determined by the Company's performance measured by earnings (computed before taxes but after recognition of awards made under the ICP), by the performance of the corporate center or business unit in which that employee works and by that employee's performance. For 2004, the officer group as a whole received average payouts of approximately 55% of target. These awards were approved by the Compensation Committee of the Board of Directors based on the performance of the company, units and individuals with consideration of the financial impact of various strategic investments in 2004. The values awarded to the named executive officers are shown in the Summary Compensation Table.

Equity Compensation

        The third component of executive compensation is equity compensation through the Restricted Stock Plan and, in the past, through the 1993 Stock Option Plan, the 1997 Stock Option Plan and the 2003 Stock Option Plan (collectively the "Option Plans"). The Compensation Committee believes that awarding equity to officers of the Company, including Mr. Meeker, has operated to further the Company's goals of attracting, motivating and retaining employees while also providing compensation which links pay to the Company's long-term performance and aligns the long-term interest of shareholders and management. The Compensation Committee, which believes the Option Plans have served their stated function, further believes that the Restricted Stock Plan fully meets the stated goals for equity compensation. The Restricted Stock Plan awards are directed at attracting, motivating and retaining employees. In addition, the Company expects to benefit from the added interest such employees will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's Common Stock. During 2004, 22,730 shares of restricted stock were granted to the named executive officers. Individual Restricted Stock awards were based upon the contribution of the individual named executive officer in achieving the Company's strategic objectives.

Long-Term Compensation Plan

        The fourth element of executive compensation, the Company's Long Term Compensation Plan (the "LTC Plan"), encourages management to focus on achieving long term financial and strategic goals which are set to align management and shareholder interests by creating a link between compensation and Company performance. The LTC Plan provides compensation for superior performance to attract and retain the necessary leadership talent. Cash payouts under the LTC Plan are based on performance measures which are aligned with shareholder value creation over two-year or three-year periods of time, such as contribution to return on invested capital and earnings per share growth. The LTC Plan is currently dormant and the Compensation Committee plans to evaluate the efficacy of the LTC Plan.

Chief Executive Officer Compensation

        Mr. Meeker was employed as President and Chief Executive Officer of the Company in October 1984 under an annually renewing three-year contract. In 2003, the Company entered into a new employment agreement with Mr. Meeker. The Company did not renew the agreement in 2004 and the current agreement will expire on March 13, 2007. Each year, Mr. Meeker's base salary is set by the Compensation Committee after considering the Company's overall financial performance, as measured by earnings before taxes in light of the Company's strategic development initiatives. For 2004, Mr. Meeker's annual base salary was set at $463,500. Mr. Meeker's bonus is determined by the Company's performance measured by earnings, as well as specific individual objectives related to the Company's property, the character of its operations and product offerings, the development of strategic management positions, and the adoption of an updated strategic plan, a management development plan and a succession plan. For 2004, Mr. Meeker was awarded a bonus of $121,633, or 52% of his target bonus opportunity.

Compensation Committee
Craig J. Duchossois, Chairman
Leonard S. Coleman, Jr.
G. Watts Humphrey, Jr.
Darrell R. Wells

Compensation Committee Interlocks and Insider Participation

        The Company is unaware of any relationships among its officers and directors, which would require disclosure under this caption, except as set forth below under Certain Relationships and Related Transactions.

Performance Graph

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of a peer group index and the Nasdaq Market Index for the period of approximately five (5) fiscal years commencing January 1, 2000 and ending December 31, 2004. The peer group index used by the Company is the Media General Leisure Industry Group index, which is a published industry peer index of companies engaged in the leisure industry. As its broad equity market index, the Company uses the Nasdaq Market Index which measures the performance of stocks listed on the Nasdaq National Market and the Nasdaq Small Cap Market. The graph depicts the result of an investment of $100 in the Company, the Nasdaq Market Index and the Media General Leisure Industry Group index. Because the Company has historically paid dividends on an annual basis, the performance graph assumes that dividends were reinvested annually.

	Dec-99	Dec-00	Dec-01	Dec-02	Dec-03	Dec-04
Churchill Downs	$100	$134.41	$169.10	$176.95	$170.90	$212.30
Leisure Industry	$100	$90.61	$92.06	$82.35	$115.75	$161.34
Nasdaq	$100	$62.85	$50.10	$34.95	$52.55	$56.97

Executive Compensation

        The following table sets forth the remuneration paid during the last three (3) fiscal years by the Company to [i] Mr. Meeker, the President and CEO of the Company, and [ii] each of the Company's four (4) most highly compensated executive officers in fiscal year 2004 who were serving as executive officers at the end of 2004 (collectively the "named executive officers").

Summary Compensation Table

		ANNUAL COMPENSATION					LONG-TERM COMPENSATION
Name and Principal Position	Year	Salary($)		Bonus($)(1)		Other Annual Compensation ($)(2)	Restricted Stock Awards ($)(3)	Securities Underlying Options/SARS (#)(4)	All Other Compensation ($)(5)
Thomas H. Meeker President, Chief Executive Officer and Director	2004 2003 2002	$463,500 450,000 450,000	(6) (6) (6)	$121,633 119,532 191,250	(6) (6)	$100,000 100,000 154,248	$463,487 -0- -0-	-0- -0- 36,445	27,884 28,321 27,198
Frederick M. Baedeker, Jr. President, Churchill Downs California Company	2004 2003 2002	$277,293 269,216 261,495	(6)	$30,978 38,268 98,228		-0- -0- -0-	$69,287 -0- -0-	-0- -0- 12,063	14,486 11,644 11,798
Clifford C. Goodrich President, Arlington Park Racecourse, LLC(7)	2004 2003 2002	$246,923 240,000 1,315	(6) (6)	$59,529 28,846 -0-		-0- -0- -0-	$98,869 -0- -0-	-0- 7,500 -0-	15,143 12,216 -0-
Michael E. Miller Executive Vice President and Chief Financial Officer	2004 2003 2002	$250,000 210,000 176,923		$54,873 62,121 50,400	(6) (6) (6)	-0- -0- -0-	$187,481 -0- -0-	-0- -0- 7,325	11,517 1,021 858
Steven P. Sexton President, Churchill Downs Racetrack	2004 2003 2002	$265,225 257,500 249,999	(6) (6) (6)	$55,968 73,497 33,633	(6)	-0- -0- -0-	$92,838 -0- -0-	-0- -0- 11,539	15,174 13,164 10,705

(1)
In 2002, 2003 and 2004, bonuses were paid in cash pursuant to the Company's Incentive Compensation Plans then in effect. See "Compensation Committee Report on Executive Compensation."

(2)
Includes the expense of a Supplemental Benefit Plan of which Mr. Meeker is currently the only participant. See the Compensation Committee Report on Executive Compensation above and discussion regarding the Supplemental Benefit Plan below.

(3)
The shareholders approved the Company's Restricted Stock Plan at the 2004 Annual Meeting of Shareholders. The first awards under the Plan were granted on November 18, 2004, when the closing price of the Common Stock was $44.02 per share on the Nasdaq Stock Market. The shares awarded have a five-year restriction period wherein the Participant has neither voting nor dispositive power. The recipient does not receive dividends on the restricted stock during the restricted period. The following table provides information with respect to the named executive officers concerning the number and value of restricted shares held as of December 31, 2004 based upon the closing price of the Common Stock on December 31, 2004 of $44.70 on the Nasdaq Stock Market:

Mr. Meeker	Mr. Baedeker	Mr. Goodrich	Mr. Miller	Mr. Sexton
10,529/$470,646	1,574/$70,358	2,246/$100,396	4,259/$190,377	2,109/$94,272
(4)
No stock options were granted to any of the named executive officers in 2004. All stock option plans have expired or been terminated.

(5)
Consists of life insurance premiums paid by the Company with respect to certain term life insurance payable on the officer's death to beneficiaries designated by him and, further, includes amounts contributed by the Company to the officer's account under the Company's Profit Sharing Plan. Amounts attributable to such term life insurance are as follows:

	Mr. Meeker	Mr. Baedeker	Mr. Goodrich	Mr. Miller	Mr. Sexton
2004	5,777	1,863	3,403	1,372	765
2003	4,412	1,704	2,543	1,021	936
2002	3,078	1,788	0	858	1,710

        Pursuant to the Company's Profit Sharing Plan and Deferred Compensation Plan, the Company matches employees' contributions (which in 2004 were limited under the Profit Sharing Plan to 5% of annual compensation or bi-weekly contributions and matching contributions in excess of such limit were made pursuant to the Deferred Compensation Plan). The Company also makes discretionary contributions. Amounts contributed by the Company, including discretionary contributions, on behalf of the named executive officers are as follows:

	Mr. Meeker	Mr. Baedeker	Mr. Goodrich	Mr. Miller	Mr. Sexton
2004	22,107	12,623	11,740	10,145	14,409
2003	23,909	9,940	9,673	0	12,228
2002	24,120	10,010	0	0	8,995
(6)
Includes certain amounts deferred under the Company's Deferred Compensation Plan.

(7)
Clifford C. Goodrich was employed by the Company on December 30, 2002. His compensation for 2002 reflects only two days of service.

        The following table provides information with respect to the named executive officers concerning unexercised options held as of December 31, 2004:

Aggregate Year-End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at year end (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at year end ($)(2) Exercisable/Unexercisable
Thomas H. Meeker	20,000	$339,103	291,012/36,445	$6,482,823/$225,939
Frederick M. Baedeker, Jr.	0	0	20,902/12,063	$360,062/$74,657
Clifford C. Goodrich	0	0	0/7,500	0/$80,250
Michael E. Miller	0	0	17,992/7,325	$335,050/$44,815
Steven P. Sexton	0	0	18,618/11,539	$294,696/$71,415

(1)
Fair market value of shares underlying options at time of exercise minus the exercise price.

(2)
Closing bid as of the last trading day of 2004 (December 31, 2004) minus the exercise price. The closing bid was $44.70.

        The Company maintains a Supplemental Benefit Plan (the "Plan") in which Mr. Meeker is currently the only participant. The Plan provides that if a participant remains in the employ of the Company until age 55 or becomes totally and permanently disabled, the participant will be paid a monthly benefit equal to 45% of the "highest average monthly earnings," as defined in the Plan, prior to the time of disability or age 55, reduced by certain other benefits as set forth in the Plan. Benefits commence at retirement on or after attainment of age 55, and continue as a 50% joint and survivor annuity. The benefit payable under the Plan is increased by 1% for each year Mr. Meeker remains in the employment of the Company after age 55, to a maximum benefit of 55% of the highest average monthly earnings at age 65. The Plan further provides that the monthly benefit will be reduced by [a] 50% of the primary insurance amount under social security payable to a participant determined as of the later of the participant's retirement date or attainment of age 62; and [b] 100% of the participant's monthly benefit calculated in the form of a 50% joint and survivor annuity under the Company's terminated Pension Plan. The estimated annual benefit payable at age 65 to Mr. Meeker under the Plan is $335,142. This estimate is based upon the following assumptions: (a) 8% annual earnings under the Company's Profit Sharing Plan; (b) Mr. Meeker's salary remains constant, and (c) the maximum wage base for determining the Social Security offset remains constant.

Employment Agreement and Change in Control Agreement

        On March 13, 2003, Mr. Meeker and the Company entered into an employment agreement for a three year term as President and Chief Executive Officer, renewing automatically for three year periods unless the Board determines not to renew. In 2004, the Board determined not to extend the agreement beyond the then current three year period expiring in 2007. Under the agreement, Mr. Meeker is entitled to a base salary of $450,000 a year, to be adjusted by the Board of Directors at any time, but in no event shall the base salary be reduced below that paid in the preceding year. Mr. Meeker's base salary for 2005 is $500,580. Under the agreement he is also entitled to participate in the Company's supplemental benefit plan and company sponsored annual or long-term cash or equity based incentive plans, including the Company's Incentive Compensation Plan, Long Term Incentive Compensation Plan, Deferred Compensation Plan and Restricted Stock Plan, and in the Company's welfare benefit plans, profit sharing plans, health insurance and vacation. Mr. Meeker's compensation includes reimbursement for travel and entertainment expenses (including his wife's travel expenses on the Company's business), provision of an automobile, payment of dues for one country club and any other professional or business associations, and a $250,000 life insurance policy. In the event of a termination of Mr. Meeker's employment due to death or disability, he is entitled to base salary through the date of termination plus a pro rata annual bonus in the year of termination and certain other benefits and payments. In the event of a termination of Mr. Meeker's employment (i) without "cause" (a termination for cause meaning willful and continued failure to perform substantially the duties of his office after a written demand for substantial performance improvement, or the willful engaging in illegal or gross misconduct injurious to the business or reputation of the Company) or (ii) by Mr. Meeker by virtue of the Company's constructive termination of his employment, he is entitled under the agreement to receive his base salary at the rate in effect on the date of termination for thirty-six months following such termination, a pro rata bonus for the year in which termination occurs, and certain other benefits and payments. In the event of Mr. Meeker's termination of employment without cause or a constructive termination within two years of a change in control of the Company, he would be entitled to the benefits and payments described above in a lump sum cash payment without any discount. Further, in the event an excise tax is imposed on payments under the agreement, an additional payment is required in an amount such that after the payment of all taxes, both income and excise, Mr. Meeker will be in the same after-tax position as if no excise tax had been imposed.

        Each of the executive officers, including those named in the Summary Compensation Table, other than Mr. Meeker, is eligible for severance under the Company's Executive Severance Policy established effective November 13, 2003. The Executive Severance Policy provides executives and certain key employees of the Company with severance income while they seek alternative employment if they are involuntarily separated from employment with the Company due to an elimination of their position or duties. "Elimination of their positions or duties" means elimination for lack of work, cost containment, a general reduction in force, or other reasons unrelated to job performance, but excludes, without limitation, termination of employment for cause or otherwise due to job performance or other job-related matters. The amount of severance payable under the Executive Severance Policy is determined in accordance with the executive's position with the Company and his or her length of service with the Company, ranging from two weeks base salary for each year of service with the Company, and a maximum severance of twenty-six weeks base salary in the case of a corporate or unit vice president, to four weeks base salary for each year of service with the Company, and a maximum severance of fifty-two weeks base salary, in the case of an executive vice president. Participants also are provided with outplacement services at the expense of the Company, not to exceed $8,000.

Certain Relationships and Related Transactions

        During the past fiscal year, the Company did not engage in any transactions in which any director, officer or 5% shareholder of the Company had any material interest, except as described below.

        Directors of the Company may from time to time own or have interests in horses racing at the Company's tracks. All such races are conducted, as applicable, under the regulations of the Kentucky Racing Commission (now known as the Kentucky Horse Racing Authority), the Illinois Racing Board, the Indiana Horse Racing Commission, the California Horse Racing Board, the Florida Department of Business and Professional Regulation Division of Pari-Mutuel Wagering or the Louisiana State Racing Commission, and no director receives any extra or special benefit with regard to having his or her horses selected to run in races or in connection with the actual running of races.

        In its ordinary course of business, the Company may enter into transactions with certain of its officers and directors for the sale of personal seat licenses and suite accommodations at its racetracks, and tickets for its live racing events. The Company believes that each such transaction has been on terms no less favorable for the Company than could have been obtained in a transaction with a third party and no such person received any extra or special benefit in connection with such transactions.

        One or more directors of the Company have an interest in business entities which contract with the Company (including its wholly or partially owned subsidiaries), Hoosier Park, L.P. ("Hoosier Park"), Churchill Downs California Company and Churchill Downs California Fall Operating Company (collectively, "Hollywood Park"), Calder Race Course, Inc. and Tropical Park, Inc. (collectively, "Calder"), Arlington Park Racecourse, LLC ("Arlington Park"), Churchill Downs Louisiana Horseracing Company, L.L.C. ("Fair Grounds Race Course") and Ellis Park, Inc. ("Ellis Park") (collectively, "Affiliates"), for the purpose of simulcasting the Kentucky Derby and other races and the acceptance of intrastate or interstate wagers on such races. In such case, no extra or special benefit not shared by all others so contracting with the Company is received by any director or entity in which such director has an interest.

        Mr. Charles W. Bidwill, Jr. a director of the Company who will become a Director Emeritus following the Annual Meeting is a 14.42% owner of National Jockey Club, Inc. In 2004 National Jockey Club, Inc., Hawthorne Race Course, Inc. and Suburban Downs, Inc. doing business together as Hawthorne National LLC (referred to hereinafter as "National Jockey Club"), and the Company and its Affiliates were parties to simulcasting contracts whereby National Jockey Club was granted the right to simulcast the Affiliates' respective races and the Company's races, including the Kentucky Oaks-Grade I race and the Kentucky Derby—Grade I race. In consideration for these rights, National Jockey Club paid to the Company 7.8% of its gross handle on common pool wagers and 9.2% of its gross handle on Illinois separate pool wagers on the Kentucky Oaks—Grade I race and the Kentucky Derby—Grade I race, 3.5% of gross handle on other races simulcast from Churchill Downs and 3.3% of gross handle on Win, Place and Show wagers and 3.8% of gross handle on exotic wagers on simulcast races from Hollywood Park. In 2004, National Jockey Club and the Company and its Affiliates were also parties to simulcasting contracts whereby the Company and its Affiliates were granted certain rights to simulcast National Jockey Club's thoroughbred races. In consideration for these rights, the Company and its Affiliates paid to National Jockey Club 3.0% of each track's respective gross handle on the National Jockey Club's simulcast races. For purposes of these and other simulcast contracts, gross handle is defined as the total amount wagered by patrons on the races at the receiving facility less any money returned to the patrons by cancels and refunds. These simulcast contracts are uniform throughout the industry and the rates charged were substantially the same as rates charged to other parties who contracted to simulcast the same races. In 2004, the Company and its Affiliates simulcasted their races to over 1,000 locations in the United States and selected international sites. National Jockey Club received no extra or special benefit as a result of the Company's relationship with Mr. Bidwill.

        On October 19, 2004, the Company acquired a total of 539,489 shares of Common Stock from Brad M. Kelley, pursuant to a Stock Redemption Agreement between the Company and Mr. Kelley (the "Redemption Agreement") and a Purchase Agreement between Kelley Farms Racing, LLC and the Company (the "Kentucky Downs Purchase Agreement").

        Pursuant to the Kentucky Downs Purchase Agreement, the Company sold a 19% interest in Kentucky Downs, LLC, the operator of Kentucky Downs racetrack, to Kelley Farms Racing, LLC, controlled by Mr. Kelley, along with debt owed to the Company by Kentucky Downs, LLC in the approximate amount of $2.7 million and the Company's rights under a racetrack management agreement, in exchange for 86,886 shares of Common Stock valued at approximately $3.2 million. Under the Kentucky Downs Purchase Agreement, if certain alternative gaming legislation is enacted or such gaming becomes legal within five years, Kelley Farms Racing, LLC will be required to pay the Company $2 million as additional consideration for its acquisition of the Company's interest in Kentucky Downs, LLC, and if alternative gaming has commenced at Kentucky Downs racetrack within five years, Kelley Farms Racing, LLC will be required to pay the Company up to an additional $12 million as additional consideration.

        Under the Redemption Agreement, the Company redeemed 452,603 shares of its common stock from Mr. Kelley at a price of $36.83 per share, which, after giving effect to the transactions under the Kentucky Downs Purchase Agreement, reduced Mr. Kelley's ownership of the Company's common stock to 4.9%. The shares redeemed under the Redemption Agreement were acquired by the Company in exchange for its subordinated unsecured convertible promissory note originally dated October 19, 2004 and as amended March 7, 2005, in the principal amount of $16,669,379.87 (the "Note"). The Note matures on October 18, 2014, and may not be prepaid without Mr. Kelly's consent. The Note bears interest on an annualized basis based upon the dividends which Mr. Kelley would have received on the Company shares redeemed under the Redemption Agreement had such redemption not occurred. Upon maturity of the Note, the Company must pay the principal balance and unpaid accrued interest in cash.

        Mr. Kelley may convert the Note, in whole or in part and upon not less than seventy-five days notice to the Company, into the number of shares of Common Stock equal to the principal amount of the Note plus accrued and unpaid interest being converted divided by the conversion price of $36.83. Under the terms of the Note, Mr. Kelley may exercise his conversion right if his total beneficial ownership of Common Stock immediately after conversion would be less than 4.9% of the total number of issued and outstanding shares of Common Stock. If Mr. Kelley's post-conversion beneficial ownership of the Company's Common Stock would be 5.0% or greater, he may exercise the conversion right only if he has fully disclosed any and all information, has executed any documents, and has taken all steps required by any applicable gaming agency or regulatory authority for holders of 5.0% of the Company's Common Stock (the "Disclosure Requirements"). The Note may be immediately converted without prior notice, subject to Mr. Kelley's compliance with the Disclosure Requirements, in the event the Company establishes a record date for holders to receive certain Company distributions (other than a distribution payable only in cash), or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or in the event of certain reorganizations, reclassifications, recapitalizations, transfers, consolidations or mergers or any voluntary or involuntary dissolution, liquidation or winding-up of the Company. Mr. Kelley agreed in the Redemption Agreement that neither he nor any of his affiliates would purchase the Company's Common Stock unless his total beneficial ownership of the Company's Common Stock immediately after such purchase would be less than 4.9% or prior to such purchase, he has complied with the Disclosure Requirements.

        Upon consummation of the Kentucky Downs Purchase Agreement, Mr. Kelley became the 71% owner of Kentucky Downs, LLC, with the Company retaining a 5% ownership interest in Kentucky Downs, LLC, which also serves as a pari-mutuel off-track betting facility receiving simulcast transmissions of races conducted at the Company's racetracks. In 2004, Kentucky Downs and the Company and its Affiliates were parties to simulcasting contracts whereby Kentucky Downs was granted the right to simulcast the Company's and its Affiliates' respective races. In consideration for these rights with regard to the Company and Ellis Park, Kentucky Downs paid to the Company and to Ellis Park, respectively, the percentages of moneys wagered which are required by KRS 230.377, et seq. In consideration for these rights, with respect to the other affiliates, Kentucky Downs paid 3.35% of its gross handle for Win, Place and Show wagers and 3.85% of its gross handle for exotic wagers on races simulcast from Hollywood Park, 3.25% of its gross handle on races simulcast from Calder Race Course, and 3.00% on the other races simulcast from Affiliates. In 2004, Kentucky Downs and the Company and Affiliates, except Hollywood Park, were also parties to simulcasting contracts whereby the Company and its affiliates were granted the right to simulcast Kentucky Downs' thoroughbred races. In consideration for these rights with regard to the Company and Ellis Park, the Company and Ellis Park, respectively, paid to Kentucky Downs the percentages of moneys wagered which are required by KRS 230.377, et seq. In consideration for these rights, Hoosier Park, Arlington Park and Calder, respectively, paid to Kentucky Downs 3.00% of each track's gross handle on races simulcast from Kentucky Downs. For purposes of these and other simulcast contracts, gross handle is defined as the total amount wagered by patrons on the races at the receiving facility less any money returned to the patrons by cancels and refunds. These simulcast contracts are uniform within Kentucky and throughout the industry and the rates charged were substantially the same as rates charged to other parties who contracted to simulcast the same races. In 2004, the Company and its Affiliates simulcasted their races to over 1,000 locations in the United States and selected international sites. Kentucky Downs received no extra or special benefit as a result of the Company's relationship with Mr. Kelley.

        On September 8, 2000, Arlington, then a wholly-owned subsidiary of the Company, entered into a lease and option to purchase agreement ("Lease") by which Arlington leases from Duchossois Industries, Inc. approximately 68 acres of real estate adjacent to the racetrack in Arlington Heights, Illinois, for use in Arlington's backside operations. For 2004, Arlington paid $345,966 to Duchossois Industries, Inc., pursuant to the Lease.

Independent Public Accountants

        On March 10, 2005, the Company's Audit Committee preliminarily selected PricewaterhouseCoopers, LLP ("PwC") to serve as the Company's independent public accountant and auditor for the year ending December 31, 2005. However, the Audit Committee is currently reviewing whether it is in the best interest of the Company to solicit competitive proposals from a number of accounting firms, including PwC, for the current year. If a decision is made to solicit competitive proposals, it is anticipated that the Company will select an independent accountant and auditor from those submitting proposals on or before June 1, 2005. Otherwise, the Company anticipates that it will again select PwC to serve as the Company's independent public accountants and auditors for the year ending December 31, 2005. PwC has served as the Company's independent public accountants and auditors since the Company's 1990 fiscal year.

        Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Audit Fees

        The aggregate fees incurred by the Company for services provided by PwC for the annual audit and for the quarterly reviews of the Company's financial statements, including expenses, (i) for the year ended December 31, 2003, were $344,000, and (ii) for the year ended December 31, 2004, were approximately $1,098,300, of which an aggregate amount of $368,265 was billed to the Company through December 31, 2004, and an additional amount of $99,097 was billed to the Company through March 15, 2005. Audit fees were incurred for services which include controls-related audit procedures under Sarbanes-Oxley Act Section 404 requirements, consultation on unusual accounting issues and involvement with registration statement filings or similar activities required of outside auditors.

Audit-Related Fees

        The aggregate fees incurred by the Company for assurance and related services performed by PwC that were reasonably related to the performance of the audit or review of the Company's financial statements and are not reported in the preceding section ("Audit-Related Fees") are as follows: (i) in 2003, such aggregate fees were $62,500 and (ii) in 2004, such aggregate fees were $24,000, all of which was billed to the Company by PwC through December 31, 2004. Audit-Related Fees were incurred for audits of employee benefit plans.

Tax Fees

        For professional services rendered by PwC to the Company for tax compliance, tax advice and tax planning ("Tax Fees"), the aggregate fees incurred and billed to the Company (i) in 2003, were $35,650, and (ii) in 2004, such aggregate fees were $20,200, of which $5,200 was billed to the Company by PwC through December 31, 2004. Services rendered to the Company by PwC in connection with Tax Fees included tax return preparation for a related entity, tax consultation and tax assistance.

All Other Fees

        For all other services provided by PwC to the Company for the use of Comperio, the firm's accounting research software ("Other Fees"), the aggregate fees incurred and billed to the Company in 2004, such aggregate fees were $1,500, all of which were billed to the Company by PwC through December 31, 2004. There were no Other Fees incurred by the Company for products or services provided by PwC during 2003. The Audit Committee has considered whether the provision of non-audit services to the Company is compatible with maintaining PwC's independence.

        The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. The Audit Committee pre-approved all audit and permissible non-audit services provided by the independent auditors in 2004. These services may include audit services, audit-related services, tax services, and other services.

CHURCHILL DOWNS INCORPORATED
AUDIT COMMITTEE REPORT

        The following is the report of the Company's Audit Committee (the "Committee"), which currently consists of four directors, each of whom has been determined by the Board of Directors (the "Board") to meet the current standards of the Securities and Exchange Commission ("SEC") and the Nasdaq exchange to be considered an "independent director." The Board has also determined that one member, Darrell R. Wells, is an "audit committee financial expert" as defined by the SEC.

        The Committee has an Audit Committee Charter (the "Charter"), which was revised and approved by the Board on March 11, 2004. The Committee's actions are determined by this Charter, which includes monitoring and oversight of the financial reporting process, the system of internal controls, the internal audit function, the independent auditors and the Company's procedures for legal and regulatory compliance. The Committee's job is one of oversight and the Committee reviews the work of the Company's management, the internal audit staff and the independent auditors on behalf of the Board.

Specifically, the Committee:

  •
  Met seven times during the year, during which the Committee reviewed and discussed with management and the independent auditors the Company's interim and annual financial statements for 2004. The Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

  •
  Discussed with the independent auditors all matters required to be discussed under Statement on Auditing Standards No. 61 (Communication with Audit Committees) and No. 90 (Audit Committee Communications), which sets forth required communication between independent auditors and audit committees.

  •
  Received the written disclosures and letters from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) regarding their independence, and discussed the auditors' independence and ability to conduct the audit.

  •
  Reviewed and discussed reports from the Company's internal audit department and reports from the Company's legal department.

  •
  Discussed with management and the independent auditors the quality of the Company's internal controls.

  •
  Reviewed and approved all related party transactions.

  •
  Self-evaluated the effectiveness of the Committee.

  •
  Evaluated the effectiveness of the Company's internal audit function.

  •
  Reviewed and approved the 2004 audit and non-audit services and related fees (except for certain supplemental fee billings which remain under review) provided by the independent auditors, PricewaterhouseCoopers. The non-audit services approved by the Audit Committee were also reviewed to ensure compatibility with maintaining the auditor's independence.

  •
  In March 2005, the Committee preliminarily selected PricewaterhouseCoopers to be reappointed as independent auditors for the calendar year 2005. The Committee also reviewed and pre-approved the 2005 audit fees for services related to the first quarter Form 10-Q review.

Members of the Audit Committee
Darrell R. Wells, Chairman
Leonard S. Coleman, Jr.
Daniel P. Harrington
Susan E. Packard

Approval of Minutes of 2004 Shareholders' Meeting
and Other Matters (Proposal No. 5)

        The Board of Directors does not know of any matters to be presented to the Annual Meeting other than those specified above, except matters incident to the conduct of the Annual Meeting and the approval by a majority of the shares represented at the Annual Meeting of minutes of the 2004 Annual Meeting which approval does not amount to ratification of actions taken thereat. If, however, any other matters should come before the Annual Meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their best judgment on such matters.

Multiple Shareholders Sharing the Same Address

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        At this time, one or more brokers with accountholders who are Churchill Downs shareholders will be "householding" our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Churchill Downs Incorporated, Attn: Debra A. Wood, 700 Central Avenue, Louisville, Kentucky 40208, or at 502-636-4400. If your broker is not currently householding (i.e., you received multiple copies of the Company's Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Proposals by Shareholders

        Any shareholder proposal that may be included in the Board of Directors' Proxy Statement and Proxy for presentation at the Annual Meeting of Shareholders to be held in 2006 must be received by the Company at 700 Central Avenue, Louisville, Kentucky 40208, Attention of the Secretary, no later than January 1, 2006. Pursuant to the Company's Bylaws, proposals of shareholders intended to be presented at the Company's 2006 annual meeting of shareholders must be received by the Company at the principal executive offices of the Company not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. Accordingly, any shareholder proposals intended to be presented at the 2006 annual meeting of shareholders of the Company must be received in writing by the Company at its principal executive offices not later than March 18, 2006, nor sooner than February 16, 2006. Any proposal submitted before or after those dates will be considered untimely, and the Chairman shall declare that the business is not properly brought before the meeting and such business shall not be transacted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS.
Thomas H. Meeker President and Chief Executive Officer
Rebecca C. Reed Senior Vice President, General Counsel and Secretary
Louisville, Kentucky May 3, 2005
PLEASE SIGN AND RETURN THE ENCLOSED PROXY IF YOU CANNOT BE PRESENT IN PERSON

APPENDIX A-1

ARTICLE XIII.
REGULATORY AUTHORITIES

          A.  For the purposes of this Article XIII:

                1.     "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the rules and regulations under the Securities Exchange Act of 1934, as amended.

                2.     "Market Price" means the average of the last sale prices of a Voting Security on the Nasdaq Stock Market for each of the 15 consecutive trading days (the "Valuation Period") commencing 16 trading days prior to the date in question; provided that if such Voting Security is not listed on the Nasdaq Stock Market, on the principal United States securities exchange registered under the Exchange Act on which such Voting Security is listed, or, if such Voting Security is not listed on any such exchange, the average of the closing bid quotations with respect to such a Voting Security during the Valuation Period on any system then in use, or if no such quotations are available, the fair market value of such a Voting Security on the date in question as determined by the Board of Directors in good faith.

                3.     A "person" shall mean any individual, firm, corporation, partnership, limited liability company or other entity.

                4.     A person shall be a "beneficial owner" of any Voting Securities:

                  [a]   which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or

                  [b]   which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (b) the right to vote pursuant to any agreement, arrangement or understanding; or

                  [c]    which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Voting Securities.

                5.     "Purchase Price" means the price paid to acquire a share of Voting Securities, exclusive of commissions, taxes and other fees and expenses, adjusted for any stock split, stock dividend, combination of shares or similar event.

                6.     "Regulation" shall mean any statute, rule, regulation, order, ordinance or interpretation of a Regulatory Authority.

                7.     "Regulatory Authority" shall mean any government, court, or federal, state, local, international or foreign governmental, administrative or regulatory and licensing body, agency, authority or official, which regulates, has authority over, or otherwise asserts jurisdiction over current or proposed gaming or pari-mutuel wagering activities, operations or facilities conducted by the corporation or any of its subsidiaries or Affiliates, including without limitation the Illinois Gaming Board, the Indiana Gaming Commission, the Louisiana Gaming Control Board, the Nevada Gaming Control Board, the California Horse Racing Board, the Florida Department of Business and Professional Regulation—Division of Pari-Mutuel Wagering, the Illinois Racing Board, the Indiana Horse Racing Commission, the Kentucky Horse Racing Authority, and the Louisiana State Racing Commission.

                8.     "Voting Securities" shall mean any shares of the corporation's capital stock entitled to vote generally in the election of directors.

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      B. All Voting Securities of the corporation shall be held subject to the applicable provisions of all Regulations. If any person which beneficially owns Voting Securities of the corporation is requested or required pursuant to any Regulations to appear before, or submit to the jurisdiction of, or provide information to, any Regulatory Authority and either refuses to do so or otherwise fails to comply with such request or requirement within a reasonable period of time, or is determined or shall have been determined by any Regulatory Authority not to be suitable or qualified with respect to the beneficial ownership of Voting Securities of the corporation, then at the election of the corporation (unless otherwise required by any Regulatory Authority or Regulation): (i) each such person by owning such Voting Securities in the corporation hereby agrees to sell to the corporation and the corporation shall have the absolute right in its sole discretion to repurchase, any or all of the Voting Securities of the corporation beneficially owned by such person at a price determined pursuant to this Article XIII; or (ii) each such person owning such Voting Securities in the corporation hereby agrees to otherwise dispose of his or her interest in the corporation within the 120 day period commencing on the date on which the corporation receives notice from a Regulatory Authority of such holder's unsuitability or disqualification (or an earlier time if so required by a Regulatory Authority or any Regulation) and the corporation shall have no obligation to repurchase any or all of the Voting Securities of the corporation beneficially owned by such person. The operation of this Article XIII shall not be stayed by an appeal from a determination of any Regulatory Authority. A majority of the whole Board of Directors shall have the power and duty to determine, for the purposes of this Article XIII, on the basis of information known to it after reasonable inquiry, whether clause (i) or (ii) of this paragraph B applies to any person who beneficially owns Voting Securities of the corporation such that the corporation shall have the right to repurchase shares of Voting Securities held by such person or require the disposition of such person's interest in the corporation pursuant to this Article XIII.

          C.  If the corporation intends to repurchase Voting Securities beneficially owned by any person referred to in clause (i) or (ii) of paragraph B hereof, it shall notify the person in writing (the "Purchase Notice") of such intention, specifying the Voting Securities to be repurchased, the date, time and place when such repurchase will be consummated (the "Purchase Date"), which date in no event will be earlier than three business days after the date of such notice, and the price at which such Voting Securities will be repurchased (it being sufficient for the purposes of this Article XIII for the corporation to indicate generally that the price will be determined in accordance with paragraph D hereof). The Purchase Notice shall be deemed to constitute a binding agreement on the part of the corporation to repurchase, and on the part of the person notified to sell, the Voting Securities referred to in the Purchase Notice in accordance with this Article XIII. Following the Purchase Date (or any earlier date if required by any Regulatory Authority or Regulation), no dividends will be payable on and no voting rights will be available to the holders of any Voting Securities covered by such Purchase Notice which has not been duly delivered by the holder thereof for repurchase by the corporation. If, following such Purchase Date, any Voting Securities with respect to which a Purchase Notice has been given have not been duly delivered by the holder thereof for repurchase by the corporation, the corporation shall deposit in escrow or otherwise hold in trust for the benefit of such holder an amount equal to the aggregate Market Price of the stock to be repurchased, except that to the extent New Shares (as hereafter defined) are to be repurchased and the Purchase Price thereof shall have been publicly disclosed or otherwise made available to the corporation, the amount deposited in escrow or otherwise segregated with respect to such New Shares may be the lesser of the Market Price thereof on the date of the Purchase Notice and the Purchase Price thereof. The establishment of such an account shall in no way alter the amount otherwise payable to any person pursuant to this Article XIII. No interest shall be paid on or accrue with respect to any amount so deposited or held.

          D.  1.     In the event that the person to whom a Purchase Notice is directed pursuant to paragraph C hereof has acquired beneficial ownership of Voting Securities within the 24-month period terminating on the date of such Purchase Notice ("New Shares"), the price at which the corporation shall repurchase such New Shares covered by the Purchase Notice shall be the lesser of the Market Price thereof on the date of such Purchase Notice and the Purchase Price thereof.

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                2.     In the event that the person to whom a Purchase Notice is directed pursuant to paragraph C hereof has acquired beneficial ownership of any or all of its Voting Securities prior to the 24-month period terminating on the date of such Purchase Notice ("Old Shares"), the price at which the corporation shall repurchase such Old Shares covered by the Purchase Notice shall be the Market Price thereof on the date of the Purchase Notice.

                3.     The corporation shall have the option in its sole discretion of designating which of the Voting Securities beneficially owned by any person referred to in clause (i) or (ii) of paragraph B hereof are subject to the Purchase Notice and, for purposes hereof, it shall be sufficient for the corporation to indicate generally that Voting Securities shall be repurchased based on the order in which they were purchased or based on the reverse of such order.

                4.     Any person to whom a Purchase Notice is given pursuant to the provisions of this Article XIII shall have the burden of establishing to the satisfaction of the corporation the dates on which and prices at which such person acquired the Voting Securities subject to the Purchase Notice.

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APPENDIX A-2

KENTUCKY BUSINESS CORPORATION ACT

271B.13-010 Definitions for subtitle.

As used in this subtitle:

        (1)   "Corporation" means the issuer of the shares held by a dissenter, except that in the case of a merger where the issuing corporation is not the surviving corporation, then, after consummation of the merger, "corporation" shall mean the surviving corporation.

        (2)   "Dissenter" means a shareholder who is entitled to dissent from corporate action under KRS 271B.13-020 and who exercises that right when and in the manner required by KRS 271B.13-200 to 271B.13-280.

        (3)   "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. In any transaction subject to the requirements of KRS 271B.12-210 or exempted by KRS 271B.12-220(2), "fair value" shall be at least an amount required to be paid under KRS 271B.12-220(2) in order to be exempt from the requirements of KRS 271B.12-210.

        (4)   "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

        (5)   "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

        (6)   "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

        (7)   "Shareholder" means the record shareholder or the beneficial shareholder.

Effective: July 15, 1998 History: Amended 1998 Ky. Acts ch. 341, sec. 9, effective July 15, 1998.—Created 1988 Ky. Acts ch. 23, sec. 123, effective January 1, 1989.

271B.13-020 Right to dissent.

        (1)   A shareholder shall be entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

                (a)   Consummation of a plan of merger to which the corporation is a party:

                  1.     If shareholder approval is required for the merger by KRS 271B.11-030 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

                  2.     If the corporation is a subsidiary that is merged with its parent under KRS 271B.11-040;

                (b)   Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

                (c)   Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

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                (d)   An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

                  1.     Alters or abolishes a preferential right of the shares to a distribution or in dissolution;

                  2.     Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

                  3.     Excludes or limits the right of the shares to vote on any matter other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

                  4.     Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under KRS 271B.6-040;

                (e)   Any transaction subject to the requirements of KRS 271B.12-210 or exempted by KRS 271B.12-220(2); or

                (f)    Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

        (2)   A shareholder entitled to dissent and obtain payment for his shares under this chapter shall not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 124, effective January 1, 1989.

271B.13-030 Dissent by nominees and beneficial owners.

        (1)   A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he shall dissent with respect to all shares beneficially owned by any one (1) person and notify the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection shall be determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

        (2)   A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

                (a)   He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

                (b)   He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 125, effective January 1, 1989.

271B.13-200 Notice of dissenters' rights.

        (1)   If proposed corporate action creating dissenters' rights under KRS 271B.13-020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this subtitle and the corporation shall undertake to provide a copy of this subtitle to any shareholder entitled to vote at the shareholders' meeting upon request of that shareholder.

        (2)   If corporate action creating dissenters' rights under KRS 271B.13-020 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in KRS 271B.13-220.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 126, effective January 1, 1989.

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271B.13-210 Notice of intent to demand payment.

        (1)   If proposed corporate action creating dissenters' rights under KRS 271B.13-020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

                (a)   Shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                (b)   Shall not vote his shares in favor of the proposed action.

        (2)   A shareholder who does not satisfy the requirements of subsection (1) of this section shall not be entitled to payment for his shares under this chapter.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 127, effective January 1, 1989.

271B.13-220 Dissenters' notice.

        (1)   If proposed corporate action creating dissenters' rights under KRS 271B.13-020 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of KRS 271B.13-210.

        (2)   The dissenters' notice shall be sent no later than ten (10) days after the date the proposed corporate action was authorized by the shareholders, or, if no shareholder authorization was obtained, by the board of directors, and shall:

                (a)   State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

                (b)   Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                (c)   Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

                (d)   Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30), nor more than sixty (60) days after the date the notice provided in subsection (1) of this section is delivered; and

                (e)   Be accompanied by a copy of this subtitle.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 128, effective January 1, 1989.

271B.13-230 Duty to demand payment.

        (1)   A shareholder who is sent a dissenters' notice described in KRS 271B.13-220 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to subsection (2)(c) of KRS 271B.13-220, and deposit his certificates in accordance with the terms of the notice.

        (2)   The shareholder who demands payment and deposits his share certificates under subsection (1) of this section shall retain all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

        (3)   A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, shall not be entitled to payment for his shares under this subtitle.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 129, effective January 1, 1989.

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271B.13-240 Share restrictions.

        (1)   The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under KRS 271B.13-260.

        (2)   The person for whom dissenters' rights are asserted as to uncertificated shares shall retain all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 130, effective January 1, 1989.

271B.13-250 Payment.

        (1)   Except as provided in KRS 271B.13-270, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with KRS 271B.13-230 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

        (2)   The payment shall be accompanied by:

                (a)   The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

                (b)   A statement of the corporation's estimate of the fair value of the shares;

                (c)   An explanation of how the interest was calculated; and

                (d)   A statement of the dissenter's right to demand payment under KRS 271B.13-280.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 131, effective January 1, 1989.

271B.13-260 Failure to take action.

        (1)   If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

        (2)   If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under KRS 271B.13-220 and repeat the payment demand procedure.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 132, effective January 1, 1989.

271B.13-270 After-acquired shares.

        (1)   A corporation may elect to withhold payment required by KRS 271B.13-250 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

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        (2)   To the extent the corporation elects to withhold payment under subsection (1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under KRS 271B.13-280.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 133, effective January 1, 1989.

271B.13-280 Procedure if shareholder dissatisfied with payment or offer.

        (1)   A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under KRS 271B.13-250), or reject the corporation's offer under KRS 271B.13-270 and demand payment of the fair value of his shares and interest due, if:

                (a)   The dissenter believes that the amount paid under KRS 271B.13-250 or offered under KRS 271B.13-270 is less than the fair value of his shares or that the interest due is incorrectly calculated;

                (b)   The corporation fails to make payment under KRS 271B.13-250 within sixty (60) days after the date set for demanding payment; or

                (c)   The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

        (2)   A dissenter waives his right to demand payment under this section unless he shall notify the corporation of his demand in writing under subsection (1) of this section within thirty (30) days after the corporation made or offered payment for his shares.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 134, effective January 1, 1989.

271B.13-300 Court action.

        (1)   If a demand for payment under KRS 271B.13-280 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

        (2)   The corporation shall commence the proceeding in the Circuit Court of the county where a corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

        (3)   The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

        (4)   The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section shall be plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters shall be entitled to the same discovery rights as parties in other civil proceedings.

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        (5)   Each dissenter made a party to the proceeding shall be entitled to judgment:

                (a)   For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

                (b)   For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under KRS 271B.13-270.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 135, effective January 1, 1989.

271B.13-310 Court costs and counsel fees.

        (1)   The court in an appraisal proceeding commenced under KRS 271B.13-300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under KRS 271B.13-280.

        (2)   The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

                (a)   Against the corporation and in favor of any or all dissenters, if the court finds the corporation did not substantially comply with the requirements of KRS 271B.13-200 to 271B.13-280; or

                (b)   Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this subtitle.

        (3)   If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

Effective: January 1, 1989 History: Created 1988 Ky. Acts ch. 23, sec. 136, effective January 1, 1989.

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APPENDIX B

2005 CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN

(Effective January 1, 2005)

2005 CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN
(Effective January 1, 2005)

2005 CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN
(Effective January 1, 2005)

SECTION 1.
ESTABLISHMENT AND PURPOSE OF PLAN

        1.1    Establishment and Restatement of Plan.  The Board established the 2005 Churchill Downs Incorporated Deferred Compensation Plan effective January 1, 2005.

        1.2    Purpose of Plan.  The purpose of the Plan is to provide eligible executives and directors of Company and its affiliated companies an opportunity to defer to a future date the receipt of base and bonus compensation for services as well as director's fees.

        1.3    Internal Revenue Code §409A.  The 2005 Churchill Downs Incorporated Incentive Compensation Plan (the "2005 Plan") is intended to be a new deferred compensation plan compliant with the requirements of new Code §409A which became effective for deferrals of compensation after December 31, 2004. This Plan amends the Churchill Downs Incorporated Deferred Compensation Plan (as amended and restated effective January 1, 2001) which was in existence on December 31, 2004 (the "Prior Plan") by freezing the Prior Plan and all deferrals of compensation otherwise earned and vested on or prior to December 31, 2004 (including bonus compensation with respect 2004 service), pursuant to an election made on or prior to December 31, 2004, are deferred under, and remain subject to, the provisions of the Prior Plan as it existed on October 3, 2004 (attached hereto as Exhibit A). It is intended that no deferrals will be made under the Prior Plan after December 31, 2004, except that an election made on or before December 31, 2004 with respect to salary earned for services performed during calendar year 2005 shall be a deferral under the Prior Plan but such deferral and any earnings thereon shall be subject to the requirements of Code §409A. For purposes of administrative convenience and efficiency and compliance with Code §409A, such deferral of 2005 salary and the earnings thereon may be transferred to the 2005 Plan provided such transfer conforms to, and does not cause the remaining deferrals under the Prior Plan and earnings thereon to become subject to, the requirements of Code §409A. All deferrals of compensation with respect to service performed after December 31, 2004 shall be governed by the terms of the 2005 Deferred Compensation Plan. Deferrals under the Prior Plan shall include all amounts transferred from any other plan of deferred compensation to the Prior Plan on or before October 3, 2004. The Company shall maintain separate bookkeeping accounts of Grandfathered Deferrals, including all earnings thereon, and amounts deferred under the 2005 Deferred Compensation Plan.

SECTION 2.
DEFINITIONS

        2.1    "Account"  means the Participant's In-Service Account, Distribution Account and Transferred Account which are bookkeeping accounts established on the Company's records showing the amount of the Participant's accrued: (1) Employer contributions; (2) Compensation and Director's Fees deferred pursuant to the Participant's election; (3) in the case of a Transferred Account, deferred compensation transferred to the Plan pursuant to Section 3.9; and (4) any notional earnings and losses accrued thereon.

        2.2    "Board"  means Company's Board of Directors.

        2.3    "Compensation"  means the regular base salary and annual bonus or incentive compensation payable by the Employer to the Participant for services performed for the Employer.

        2.4    "Cause,"  in connection with the termination of the Participant's employment with the Employer, means that, in the judgment of the Company's President, based upon any information or evidence reasonably persuasive to the President, the Participant: [i] willfully engaged in activities or conducted himself or herself in a manner seriously detrimental to the interests of the Employer, Company or its affiliates; or [ii] failed to execute the duties reasonably assigned to him or her in a reasonably timely, effective, or competent manner; provided, however, that the termination of the Participant's employment because of Disability shall not be deemed to be for Cause and the determination of Cause in the event of the President's employment termination shall be determined by the Board.

        2.5    "Change of Control"  means a change in the ownership or effective control of the Employer, or in the ownership of a substantial portion of the assets of the Employer. To constitute a Change of Control with respect to a Participant, the event must relate to [a] the corporation for whom the Participant is performing services, [b] the corporation that is liable for the payment of the amounts deferred under this Plan, [c] a corporation that is the majority shareholder of a corporation identified in [a] or [b], or [d] any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in [a] or [b]. For purposes of this definition, the attribution rules of Code §318(a) apply to determine stock ownership. Stock underlying a vested option is considered owned by the holder of the option, except where the option is exercisable for stock that is not vested.

        (a)   Change in the Ownership of a Corporation. A change in the ownership of a corporation occurs on the date that any one person, or more than one person acting as a group (as defined in paragraph (b)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of such corporation.

        (b)   Persons Acting as a Group. Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the corporation. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.

        (c)   Change in the Effective Control of the Corporation. Notwithstanding that a corporation has not undergone a change in ownership, a change in the effective control of a corporation occurs on the date that either—

    (i)
    Any one person, or more than one person acting as a group (as determined under paragraph (b)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the corporation possessing 35 percent or more of the total voting power of the stock of such corporation; or

    (ii)
    a majority of members of the corporation's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election, provided that for purposes of this paragraph (ii) the term corporation refers solely to the relevant corporation identified in the first paragraph of this Section for which no other corporation is a majority shareholder for purposes of that paragraph (for example, if Corporation A is a publicly held corporation with no majority shareholder, and Corporation A is the majority shareholder of Corporation B, which is the majority shareholder of Corporation C, the term corporation for purposes of this paragraph (ii) would refer solely to Corporation A).

    In the absence of an event described in paragraph (i) or (ii), a change in the effective control of a corporation will not have occurred.

        (d)   Multiple Change in Control Events. A change in effective control also may occur in any transaction in which either of the two corporations involved in the transaction has a Change in Control.

        (e)   Acquisition of Additional Control. If any one person, or more than one person acting as a group, is considered to effectively control a corporation, the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control of the corporation (or to cause a change in the ownership of the corporation).

        (f)    Change in the Ownership of a Substantial Portion of a Corporation's Assets. A change in the ownership of a substantial portion of a corporation's assets occurs on the date that any one person, or more than one person acting as a group (as determined in paragraph (b)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

        (g)   Transfers to a Related Person. There is no Change in Control when there is a transfer to an entity that is controlled by the shareholders of the transferring corporation immediately after the transfer, as provided in this paragraph (g). A transfer of assets by a corporation is not treated as a change in the ownership of such assets if the assets are transferred to—

    (i)
    A shareholder of the corporation (immediately before the asset transfer) in exchange for or with respect to its stock;

    (ii)
    An entity, 50 percent or more of the total value or voting power of which is owned, directly or indirectly, by the corporation;

    (iii)
    A person, or more than one person acting as a group, that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of the corporation; or

    (iv)
    An entity, at least 50 percent of the total value or voting power of which is owned, directly or indirectly, by a person described in paragraph (iii).

    For purposes of this paragraph (g) and except as otherwise provided, a person's status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the transferor corporation has no ownership interest before the transaction, but which is a majority-owned subsidiary of the transferor corporation after the transaction is not treated as a change in the ownership of the assets of the transferor corporation.

        2.6    "Code"  means the Internal Revenue Code of 1986, as amended.

        2.7    "Committee"  means the Compensation Committee of the Board.

        2.8    "Common Stock"  means the common stock, no par value, of the Company.

        2.9    "Company"  means Churchill Downs Incorporated, a Kentucky corporation, with its principal place of business at 700 Central Avenue, Louisville, Kentucky 40208.

        2.10    "Director"  means a member of an Employer's board of directors.

        2.11    "Director Fees"  means the retainer, meeting and other fees payable by the Employer to a member of an Employer's board of directors for service performed as a board member.

        2.12    "Disability"  or "Disabled" means the Participant [i] is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, or [ii] is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

        2.13    "Distribution Account"  means the Account established for the Participant for distribution to the Participant on or after separation from service at the Participant's election in accordance with Section 5.

        2.14    "Employee"  means an individual who is an employee of an Employer and who is part of a select group of management or highly compensated employees of the Employer within the meaning of Labor Reg. §2520.104-23.

        2.15    "Employer"  means the Company and any subsidiary or affiliated company that adopts the Plan as to its eligible Employees and Directors pursuant to Section 7.

        2.16    "Employer Discretionary Contributions"  means the contributions made by the Employer to a Participant's Account on a discretionary basis under Section 3.8.

        2.17    "Employer Matching Contributions"  means the matching contributions made by the Employer to a Participant's Account under Section 3.7.

        2.18    "In-Service Account"  means the Account established for the Participant for distribution to the Participant before the Participant's separation from service with the Employer at the Participant's election in accordance with Section 5.

        2.19    "IRS"  means the Internal Revenue Service, Department of the Treasury of the United States.

        2.20    "Participant"  means an Employee or Director who is or has been designated by the Committee as being eligible to participate in the Plan and who has an amount credited to an Account for his or her benefit under the Plan.

        2.21    "Performance Based Compensation"  means compensation where [i] the payment of the compensation or the amount of the compensation is contingent on the satisfaction of organizational or individual performance criteria, and [ii] the performance criteria are not substantially certain to be met at the time of a deferral election is permitted, including compensation based upon subjective performance criteria where [a] any subjective performance criteria relates to the performance of the Participant, a group which includes the Participant, or a business unit for which the Participant provides services (which may include the entire Employer), and [b] the determination that any subjective performance criteria have been met is not made by the Participant or a family member of the Participant (as defined in Code §267(c)(4) applied as if the family of an individual includes the spouse of any member of the family).

        2.22    "Plan"  means the 2005 Churchill Downs Deferred Compensation Plan as described herein, and as amended from time to time.

        2.23    "Profit Sharing Plan"  means the Churchill Downs Incorporated Profit Sharing Plan.

        2.24    "Secretary"  means the Secretary of the Treasury of the United States.

        2.25    "Stock Account"  means the notional investment account established for a Director in accordance with Section 4.11.

        2.26    "Stock Election"  means the election referred to in Section 4.11.

        2.27    "Transferred Account"  means the Account established for the Participant, and reflecting deferred compensation transferred to the Plan pursuant to Section 3.9, for distribution to the Participant on or after separation from service at the Participant's election in accordance with Section 5 or as otherwise specified by the Committee pursuant to Section 3.9.

        2.28    "Unforeseeable emergency"  means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Code §152(a)) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

SECTION 3.
PARTICIPATION, CONTRIBUTIONS AND DEFERRALS

        3.1    Eligibility.  The Plan is intended to constitute, and shall be administered to qualify as, a "top hat" plan exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended, pursuant to Labor Reg. §2520.104-23 and shall be maintained strictly for a select group of management or highly compensated employees as contemplated by said regulation. Subject to the requirements of said regulation, the Committee may designate any of an Employer's management or highly compensated Employees or an Employer's Directors as being eligible to participate in the Plan. The Committee shall communicate designation of eligibility to the Employee or Director in writing as soon as administratively practicable.

        3.2    Commencement of Participation.  An Employee or Director who is designated as eligible to participate in the Plan in accordance with Section 3.1 shall commence participation on the next January 1 following the date the Employee or Director files his or her deferral election with the Committee, or its designated agent, in accordance with Section 3.4.

        3.3    Revocation of Right to Participate in Plan.  The Committee may revoke the right of any Participant to participate in the Plan, which revocation shall be effective with respect to Compensation and Director's Fees earned and payable after the date of such revocation. The revocation shall not alter or diminish the rights of the Participant with respect to amounts credited to the Participant's Account before the revocation.

        3.4    Participant Deferral Elections.  An Employee or Director who has been designated as eligible to participate in the Plan may elect, in writing on forms approved by the Committee, to defer the receipt of all or a portion (in one percent (1%) increments) of his or her Compensation and Director's Fees earned and payable after the effective date of such election and have such amount credited to the Participant's Account pursuant to the terms of the Plan. The deferral election shall continue from year to year until revoked or modified by the Participant. Deferral elections, and revocation or modifications thereto, must be made during the period of time established by the Committee before the beginning of the calendar year and shall be effective on the January 1 following receipt by the Committee of the completed election form. Deferral elections with respect to bonus or incentive compensation payable on services performed in a calendar year must be made before the end of the preceding calendar year; provided, that in the case of Performance Based Compensation, the deferral election may be made not later than 6 months before the end of the performance period.

        3.5    No Deferrals During Long Term Disability.  A Participant may not make deferrals under this Plan during any period that the Participant is receiving benefits under a long term disability plan of an Employer.

        3.6    Revocation/Modification of Deferral Elections.  Deferral elections may be revoked or modified by the Participant by notifying the Committee in writing of such revocation or modification on forms available from the Committee. Any revocation or modification of a deferral election shall be effective on the January 1 following receipt by the Committee of a completed revocation/modification form. Deferral elections shall be automatically revoked on the effective date of Plan termination and on the date the Participant becomes ineligible to participate in the Plan. No modification of a deferral election shall alter the time and form of distribution of any prior deferral.

        3.7    Employer Matching Contributions.  The Account of a Participant who is an employee shall be credited with an Employer Matching Contribution on base compensation deferrals made to this Plan equal to the Employer Matching Contribution the Participant would have received under the Profit Sharing Plan (whether or not the Participant participates in the Profit Sharing Plan) but for the dollar limits applicable under the Profit Sharing Plan less any Employer Matching Contribution allocated to the Participant's account under the Profit Sharing Plan. No matching contributions shall be made on Transferred Accounts.

        3.8    Employer Discretionary Contributions.  The Employer, in its sole discretion, may make additional Employer Discretionary Contributions to the Account of any one or more Participants who are employees. Unless expressly so provided by the Committee, Employer Discretionary Contributions shall not be made to Transferred Accounts. The amount of Employer Discretionary Contributions credited to a Participant's Account pursuant to this Section 3.8, if any, shall be determined by the Employer in its sole discretion.

        3.9    Transfer Contributions.  A Participant may request a transfer to the Plan of contributions deferred under another deferred compensation plan which qualified as an unfunded "top hat" arrangement under Title I of ERISA as well as for income tax purposes. The Committee, in its sole discretion, may elect whether or not to accept transfers from other deferred compensation plans. Unless otherwise specified by the Committee, deferred accounts transferred to this Plan shall be subject to the terms and conditions of this Plan, including but not limited to the time and method of distribution and the Participant shall make a distribution election in accordance with Section 5. The Committee shall accept transfers from other deferred compensation plans only to the extent that such transfer, and any applicable timing and method of distribution, complies with the requirements of Code §409A and will not cause the transferred amounts, or amounts deferred under this Plan, to be subject to the additional tax imposed under Code §409A on deferrals which fail to meet the requirements of such Code §409A. No matching contributions shall be made on deferred compensation transferred to the Plan pursuant to this Section 3.9.

SECTION 4.
VESTING AND ADMINISTRATION OF ACCOUNTS

        4.1    Credits/Debts to Account.  Compensation and Director's Fees deferred under this Plan pursuant to the Participant's election in accordance with Section 3.4 shall be credited to the Participant's Account as soon as administratively practical after the date the deferrals would otherwise have been payable to the Participant in accordance with the Employer's normal payroll practices. Matching contributions under Section 3.7 shall be credited to the Participant's Account at the time matching contributions are allocated to participant accounts under the Profit Sharing Plan. Employer discretionary contributions made by the Employer pursuant to Section 3.8 shall be credited to the Participant's Account at the time specified by the Employer.

        4.2    Establishment of Rabbi Trust.  The Company may establish an irrevocable grantor trust to provide a source of funds to assist the Employer in satisfying its liability to Participants and their beneficiaries under this Plan. If such rabbi trust is established, the Employer may make contributions to the trust, with respect to deferrals, in such manner and at such times as the Committee determines. The Employer may make contributions to the trust in such other manner and at such other times as the Committee deems appropriate in its sole discretion. Each Employer shall be the sole owner of the assets of the trust as to its participating Employees and Directors, and the assets of the trust shall be subject to the claims of the general creditors of the Employer. The sole interest of Participant and the Participant's beneficiaries to the assets of the trust shall be as a general creditor of the Employer. Notwithstanding the foregoing, no such trust, nor the assets held by such trust, shall be located outside the United States. In addition, no such trust shall provide for the assets thereof to become restricted to the provision of benefits under the Plan, or distributed to a Participant, as a result of a change in the financial health or condition of the Employer.

        4.3    Vesting of Deferrals.  Compensation and Director's Fees credited to a Participant's Account, and notional earnings thereon, shall be one hundred percent (100%) vested and nonforfeitable at all times, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6. Transferred Accounts shall be one hundred percent (100%) vested unless otherwise specified by the Committee pursuant to Section 3.9.

        4.4    Vesting of Employer Contributions.  A Participant shall be vested in Employer Matching Contributions credited to his or her Account pursuant to Section 3.7 and Employer Discretionary Contributions credited to his or her Account pursuant to Section 3.8, and earnings thereon, pursuant to the same vesting schedule applicable to Employer Matching Contributions and Employer Discretionary Contributions under the Profit Sharing Plan.

        4.5    Ownership and Investment of Accounts.  Subject to the limitations of Section 4.2, amounts credited to a Participant's Account may be kept in any investment vehicles or assets as may be selected by the Committee in its discretion, subject to the right of the Participant to make an investment election in accordance with Section 4.6. Each Employer shall be the owner of all amounts credited to the Accounts of its participating Employees and Directors until paid to the Participant pursuant to Section 5.

        4.6    Participant's Right to Direct Investment of Account.  A Participant may elect to have his or her Account notionally invested in such investment options as are selected by the Committee and made available to Participants for notional investment purposes under the Plan from time to time. The value of a Participant's Account at any time shall be the value of such underlying notional investments. The Committee shall be under no obligation to make such investments; however, the Committee shall debit or credit, as the case may be, the Participant's Account with notional earnings or losses as if said investments had actually been made. The Participant's Account shall be reduced by an amount equal to the brokerage or other transaction costs that would have been incurred in connection with the deemed purchase or sale of an investment. Until such time as investment options are made available by the Committee, a Participant's Account will be credited with notional interest equal to the prime rate listed in the Money Rates section of The Wall Street Journal on the first business day of the applicable month, plus 100 base points.

        4.7    Form of Investment Election.  The investment election, if any, must be in writing in a form approved by the Committee, and must be delivered to the Committee and otherwise comply with the rules pertaining to such elections as established by the Committee, on or before such date as the Committee may specify to be valid. The election must designate the percentage of the Account to be notionally invested in each investment option selected; provided, however, that the minimum allocable to any notional investment option shall be one percent (1%) and all percentage designations must be in multiples of one percent (1%). If the Participant fails to make a timely election pursuant to this Section 4.7, such Participant's deferrals shall be invested in a money market fund or its equivalent as designated by the Committee.

        4.8    Effective Date of Investment Election.  Any investment election made by the Participant pursuant to this Section 4 shall be effective as soon as administratively practicable after receipt by the Committee, pursuant to procedure established by the Committee and communicated to Participants.

        4.9    Changes to Investment Election.  Participants may change their investment allocation elections no more than twelve (12) times during any calendar year. Changes are made either by delivering a new investment election form to the Committee, or via an Internet website designated by the Committee, in accordance with the rules of Section 4 and procedures established by the Committee. Investment allocation changes must be in increments of one percent (1%) and shall be effective in accordance with the rules of Section 4.8.

        4.10    Assumption of Investment Risk.  The Participant agrees to assume all risk in connection with any change, including any decrease, in the value of Participant's Account which is notionally invested pursuant to the Participant's investment election in accordance with the provisions of this Section 4.

        4.11    Director's Right to Direct Investment in Company Stock.  Notwithstanding any provisions of this Section 4 to the contrary, each Director who is a Participant under the Plan may elect to have all or part of his or her Director Fees deferred on or after January 1, 2005, notionally invested in shares of the Company's Common Stock. An investment election by a Director under this Section 4.11 shall be subject to the rules established by the Committee pursuant to this Section 4 except as modified by the following special rules. Directors shall not have any voting rights or other rights attributable to stock ownership. An Employee who is not a Director is not eligible to make a Stock Election. Any amounts allocated to an In-Service Account shall not be eligible for a Stock Election. A Stock Election shall be irrevocable with respect to amounts that have been notionally invested. However, a Director may, at any time, revoke his or her Stock Election with respect to Director Fees earned and payable after the date the revocation is delivered to the Committee in accordance with procedures established by the Committee. The Committee shall establish a Stock Account in the name of each Director who makes a Stock Election, and such sub-account shall be included in the Participant's Distribution Account and shall be administered in accordance with procedures established by the Committee. As soon as administratively practicable following each dividend payment date, a Director's Stock Account shall be credited with additional notional Common Stock as if the cash dividend were reinvested in Common Stock. In the event of any stock dividend, stock split, combination or exchange of securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of any or all of the assets of the Company to shareholders, or any other similar change or event effected without receipt of consideration, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change or event shall be made with respect to the Common Stock credited to a Director's Stock Account as of the applicable date. Subject to the adjustments set forth in the preceding sentence, the number of shares of Common Stock subject to notional investment under this Plan shall not exceed five thousand (5,000) shares. When the maximum number of shares of Common Stock subject to notional investment has been reached, no further Stock Election shall be effective.

SECTION 5.
DISPOSITION OF PARTICIPANT ACCOUNTS

        5.1    Plan Distribution Elections.  Each Participant shall complete a distribution election with respect to his Distribution Account, Transferred Account and In-Service Distribution Account. Except as otherwise expressly provided herein, amounts credited to a Participant's Account shall be paid to the Participant in accordance with the Participant's distribution election; provided, however, that if on the elected distribution date, any notional investment gains or losses cannot then be determined, such distribution shall be delayed until such accounting can be completed. Distribution elections [a] shall be in writing on forms approved by the Committee, [b] in the case of the In-Service Distribution Account, shall specify a distribution date in accordance with Section 5.2, [c] shall specify the form of distribution in accordance with Section 5.3, and [d] shall be filed with the Committee upon first becoming eligible to participate in the Plan. A Participant's In-Service Account distribution election, in addition to specifying an in-service distribution date, shall specify the form of distribution if the Participant separates from service before the designated date. A Participant may change his or her distribution election with respect to his or her Account (unless otherwise specified by the Committee in accordance with Section 3.9) at any time; provided, however, that [a] no change in an election shall take effect earlier than twelve (12) months from the date of the change election, [b] no change in the election may be made less than twelve (12) months prior to the date of the first scheduled payment of the original distribution election, and [c] with respect to a payment that is not the result of death, disability or unforeseeable emergency (except as may be hereafter permitted by regulations or guidance promulgated under Code §409A by the IRS or the Secretary of the Treasury) the first payment with respect to which such change in the election is made must be deferred for a period of not less than 5 years from the date such payment would otherwise have been made under the prior election. Any change of a prior distribution election which does not meet the foregoing requirements shall be ignored.

        5.2    Distribution Date.

                (a)    Distribution and Transferred Accounts.  A Participant's Distribution Account, and the Participant's Transferred Account unless specified otherwise by the Committee pursuant to Section 3.9, shall be distributed to the Participant, in the manner elected by the Participant in accordance with Section 5.3, as soon as administratively practical, but not less than thirty (30) days, after the Participant's separation from service. For purposes of Section 5, the separation from service of a Participant with one Employer will not interrupt the continuity of participation of such Participant if, concurrently with or immediately after such separation, the Participant is employed by one or more of the other Employers who are participating Employers in accordance with Section 7. In the case of any Participant who is a key employee (as defined in §416(i) of the Code without regard to paragraph (5) thereof), distribution may not be made earlier than the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the Participant). The preceding sentence shall not apply to the extent that none of the stock of the Employer is publicly traded on an established securities market or otherwise. Notwithstanding any provision of the Plan to the contrary, no shares of Common Stock shall be distributed from the Participant's Stock Account earlier than a date which is 6 months after the date of acquisition of the derivative security (as described in Rule 16b-3 under the Securities Exchange Act of 1934) related to such shares.

                (b)    In-Service Account.  A Participant's In-Service Account shall be distributed to the Participant in a single sum, as soon as administratively practical following the date elected by the Participant at the time of the deferral (or as subsequently modified in accordance with Section 5.1) that is any December 31 on or after the sixth anniversary of the date the Participant first makes deferrals to his or her In-Service Account, provided the Participant is still employed with the Employer on that date. If the Participant separates from service before the designated date, distribution shall be made to the Participant, in the form elected by the Participant in accordance with Section 5.3 at the time of such deferral (or as subsequently modified in accordance with Section 5.1), as soon as administratively practical, but not less than thirty (30) days, after the Participant's separation from service date; provided, that in the case of any Participant who is a key employee (as defined in §416(i) of the Code without regard to paragraph (5) thereof), distribution may not be made earlier than the date which is 6 months after the date of separation from service (or, if earlier, the date of death of the Participant) at any time that any of the stock of the Employer is publicly traded on an established securities market or otherwise.

        5.3    Form of Distribution.  Amounts credited to a Participant's Distribution Account and Transferred Account shall, at the Participant's election made under Section 5.1 (or subsequently modified in accordance with Section 5.1), be payable to the Participant in a single sum payment or in equal monthly installments over five (5) or ten (10) years. Amounts credited to a Participant's Stock Account shall be distributed in Common Stock, and except as provided in Section 5.10, all other amounts credited to a Participant's Distribution Account and Transferred Account shall be payable in cash. Amounts credited to a Participant's In-Service Account shall be distributed in accordance with Section 5.2 to the Participant in a single sum cash payment valued as of the December 31 elected by the Participant under Section 5.1 and Section 5.2 (or subsequently modified in accordance with Section 5.1) or, in the event of the Participant's separation from service before said date, shall be payable to the Participant in a single sum cash payment or in equal monthly cash installments over five (5) or ten (10) years, as elected by the Participant under Section 5.1 and Section 5.2.

        5.4    Unforeseeable Emergency Distributions.  In the event of an Unforeseeable Emergency, all deferrals pursuant to Section 3.3 shall cease and amounts credited to the Participant's Account as of the date of such emergency shall be paid to the Participant in a single sum payment as soon as administratively practicable after the date of the emergency. Notwithstanding the foregoing: [i] payment shall be limited to the amounts, as determined under regulations issued by the Secretary of the Treasury under Code §409A, necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distributions, after taking into account the extent to which such emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). Any decision of the Committee with respect to the application of the provisions of this section shall have a presumption of correctness, and the burden shall be on Participant to rebut such presumption by a preponderance of the evidence. The Participant shall be provided with a reasonable opportunity to present any and all evidence on his or her behalf. In the absence of regulations issued by the Secretary (or other guidance by the IRS), no distributions shall be made in the event of an Unforeseeable Emergency.

        5.5    Disability Distributions.  If a Participant becomes Disabled, amounts credited to the Account of such Participant shall be distributed to the Participant as soon as administratively practicable following a determination of such Disability. The form of distribution shall be in accordance with the Participant's distribution election made in accordance with Section 5.1 and Section 5.3 (or as subsequently modified in accordance with Section 5.1).

        5.6    Death Distributions.  If a Participant dies before distribution of all the amounts credited to his or her Account, any amounts remaining in the Participant's Account shall be distributed to such deceased Participant's designated beneficiary or beneficiaries in the form specified by the Participant in accordance with Section 5.1 and Section 5.3 (or as subsequently modified in accordance with Section 5.1). Payments shall commence as soon as administratively practical after the date of the Participant's death. If distributions have already commenced before the Participant's death, the Participant's designated beneficiary will continue to receive payments according to the same schedule by which distributions had been made to the Participant before his or her death. All beneficiary designations shall be in writing on forms approved by the Committee and shall be filed with the Committee. A Participant may, at any time, revoke or change any beneficiary designation by filing a new written designation with the Committee. If there is no effective beneficiary designation filed with the Committee at the time of the Participant's death, distribution of amounts otherwise payable to the deceased Participant under the Plan shall be paid in a single sum cash distribution to the personal representative of the Participant's estate as a part of the Participant's estate. If a beneficiary designated by the Participant to receive the Participant's benefits shall survive the Participant but die before receiving all distributions hereunder, the balance thereof shall be paid in a single sum cash distribution to such deceased beneficiary's estate, unless either (i) the deceased beneficiary designates otherwise by a written beneficiary designation filed with the Committee, in which case such designation shall govern, or (ii) the Participant shall have expressly provided otherwise in the Participant's beneficiary designation. The Committee, upon making a reasonable effort to ascertain the identity of the proper beneficiary or beneficiaries to receive any amounts payable pursuant to these provisions shall be entitled to rely on information reasonably available to it, and upon making any payments provided herein to any beneficiary believed in good faith by the Committee to be entitled thereto, shall have no further liability to any person for such payments.

        5.7    Disposition of Account on Plan Termination.  Upon termination of the Plan in accordance with Section 9.1, distribution of Accounts shall be made, at the time and in the form elected by the Participant, according to the distribution election on file with the Committee at the time of such termination. In addition, the Company may determine, in its sole discretion, to terminate the Plan and cause a distribution of all Accounts in the event of a Change of Control. Notwithstanding any provision of the Plan to the contrary, any Stock Accounts maintained for a Participant shall be distributed in a lump sum payment as soon as administratively practicable following a Change in Control.

        5.8    Disposition of Account If Participating Employer Ceases To Be An Affiliated Company.  To the extent provided in regulations issued by the Secretary, in the event the Employer employing the Participant ceases to be a subsidiary or affiliated company with Company and thus ceases to be a participating Employer as provided by Section 7.2, the Participant's deferral election and active participation in the Plan shall cease on the effective date of such event. Distribution of the Participant's Account shall be made at the time and in the form elected by the Participant pursuant to this Section 5.1 (or as subsequently modified in accordance with Section 5.1), unless the Committee and the Employer agree to transfer the Accounts of affected Participants to a deferred compensation plan of such Employer to be distributed to affected Participants pursuant to the terms of such transferee plan; provided that such transfer can be made in compliance with the provisions of Code §409A and regulations thereunder and without causing to be subject to the amounts to be subject to the additional tax imposed by §409A.

        5.9    Accelerated Distributions; Accelerated Vesting.  Notwithstanding anything herein to the contrary, and except as provided in Section 5.1 with respect to change elections and 5.7 with respect to distributions upon plan termination, the timing of any distributions pursuant to a Participant's deferral elections may not be accelerated. Notwithstanding the foregoing, the Committee, in its sole discretion, may [a] accelerate the time when Employer Matching Contributions and Employer Discretionary Contributions vest with respect to a Participant, [b] permit the distribution as may be necessary to fulfill a domestic relations order (as defined in Code §414(p)(1)(B), [c] permit distribution to pay FICA taxes on amounts deferred under the Plan, or [d] upon the Participant's separation from service with the Employer to make a lump sum cash out by December 31 of the year of separation from service, or within 2 1/2 months thereafter, of the remainder of the Participant's Account which is not greater than $10,000.

        5.10    In-Kind Distributions.  To the extent a distribution is otherwise permitted under the provisions of this Section 5, the Committee may, in its discretion, and subject to the requirements of the asset, make payment to the Participant or Participant's beneficiaries in kind in lieu of cash to the extent amounts credited to the Participant's Account are actually invested in an asset.

        5.11    Tax Withholding.  The Committee shall deduct from the distributions under the Plan any federal, state or local withholding or other taxes or charges which the Employer is required to deduct under applicable law. The Employer shall be entitled to deduct from other compensation payable to the Participant, any employment or other tax required to be withheld as amounts are deferred under the Plan.

        5.12    Presumed Competency.  Every person receiving or claiming payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice in a form and manner acceptable to the Committee that such person is incompetent and that a guardian, conservator or other person legally vested with the interest of his or her estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments under the Plan shall be appointed by a court of competent jurisdiction, payments under the Plan may be made to such guardian or conservator provided that the proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payments so made shall be a complete discharge of any liability or obligation of Employer or the Committee regarding such payments.

        5.13    Forfeiture of Unclaimed Benefits.  Each Participant shall keep the Committee informed of his or her current address and the current address of his or her beneficiary. The Committee shall not be obligated to search for the whereabouts of any person. If the Committee is unable to locate any person to whom a payment is due under the Plan or a distribution payment check is not presented for payment, such payment shall be irrevocably forfeited at the earlier of: (1) the day preceding the date such payment would otherwise escheat pursuant to any applicable escheat law; or (2) the later of: [i] three (3) years after the date on which the payment was first due; or [ii] ninety (90) days after issuance of the check. Forfeited payments shall be returned to the source of the payment (e.g., if benefits are funded through contributions by the Employer from its general assets, the forfeited payment shall be returned to the Employer; if the forfeited benefit payment is made from trust funds, the forfeited payment shall revert to the trust from which the payment was made).

SECTION 6.
COMMITTEE ADMINISTRATION

        6.1    Plan Committee.  The Plan shall be administered by the Committee. A Participant who is also a member of the Committee shall not participate in any decision involving an election made by him or her or relating in any way to his or her individual rights, duties and obligations as a Participant under the Plan. The Committee may appoint one or more employees or agents to assist it in administration of the Plan and may delegate its duties under the Plan to such employees or agents.

        6.2    Committee Action.  A majority of the Committee shall constitute a quorum for the transaction of business. All actions taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee.

        6.3    Plan Rules and Regulations.  The Committee may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as elections, beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

        6.4    Determinations by Committee.  All determinations of the Committee, including, but not limited to, all questions of construction and interpretation, shall be final, binding and conclusive on all parties and the Committee shall have complete discretion in making such determinations.

        6.5    Plan Records.  The Committee shall be responsible for maintaining books and records for the Plan.

SECTION 7.
ADOPTION AND WITHDRAWAL

        7.1    Adoption by Employers.  An Employer authorized by the Committee to participate in this Plan shall adopt the same by written acknowledgment to the Committee. By so adopting the Plan, such Employer designates the Company as the Employer entitled to administer the Plan and to amend or terminate the Plan through the Committee.

        7.2    Withdrawal of a Participating Employer.  A participating Employer may withdraw from the Plan as of any date upon ninety (90) days' advance written notice to the Committee, or upon such shorter notice as the Committee, in its sole discretion, may permit. If an Employer shall cease to exist or ceases to be an affiliate of Company, it shall automatically be withdrawn from participation in the Plan effective as of the date it ceases to exist or ceases to be an affiliated company unless a successor organization adopts the Plan with the consent of the Committee in accordance with the provisions of this section.

        7.3    Obligation of Employers.  Each Employer by adopting the Plan agrees to make all payments required under the Plan to be made or provided to or on behalf of the Participants employed by such Employer, and agrees that the liability for making such payments and providing such benefits shall be the sole and exclusive obligation of such Employer. In addition, each Employer by adopting this Plan agrees to pay all fees and reimburse all expenses to Company as required by the Committee and as agreed to by the parties in connection with the administration of this Plan.

SECTION 8.
CLAIM AND REVIEW PROCEDURES

        8.1    Claims Procedure.  Any person who believes he or she is being denied any rights or benefits under the Plan may file a claim in writing with the Committee. If the claim is denied (in whole or part), the Committee will notify the claimant of its decision in writing. The notification will be written in a manner intended to be understood by the claimant and will contain [i] reasons for the denial, [ii] reference to pertinent Plan provisions, [iii] a description of additional material or information that is needed, and [iv] information as to the steps to be taken if the claimant wishes to submit a request for review. The notification will be given within ninety (90) days after the claim is received by the Committee (or within one hundred eighty (180) days, if special circumstances require an extension of time for processing the claim, and if written notice of the extension and circumstances is given to the claimant within the initial ninety (90) day period). If notification is not given within this period, the claim will be considered denied as of the last day of such period and the claimant may request review of the claim.

        8.2    Review Procedure.  Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied, if applicable, the claimant may file a written request with the Committee that it conduct a review of the claim, including the conducting of a hearing, if considered necessary by the Committee. In connection with the claimant's appeal of the denial of a benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall make a decision on the claim appeal not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Committee shall notify the claimant in writing of any extension. The decision upon review shall [i] include specific reasons for the decision, [ii] be written in a manner intended to be understood by the claimant, and [iii] contain references to the Plan provisions on which the decision is based.

SECTION 9.
MISCELLANEOUS PROVISIONS

        9.1    Amendment or Termination.  Company reserves the right to amend, modify, terminate or discontinue the Plan at any time and in a manner which complies with the provisions of Code §409A (and regulations issued thereunder), by appropriate action taken by the Committee, provided, however, that no such action shall reduce the amounts then credited to any Account of any Participant, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6 and the claims of the Employer's general creditors.

        9.2    Participant's Rights Unsecured.  The Employer shall remain the owner of amounts deferred under the Plan by its Employees and Directors participating in the Plan. The Participant and the Participant's beneficiary have only the Employer's unsecured promise to pay. The rights accruing to the Participant and the Participant's beneficiary are those of an unsecured general creditor of the Employer. Any contract, policy or other asset which the Employer may utilize to assure itself of the funds to make payment shall not serve in any way as security to the Participant or beneficiary for the Employer's performance under the Plan. Any account established under the Plan is for bookkeeping purposes only and shall not be considered to create a fund for the Participant or beneficiary.

        9.3    Nontransferability/Nonalienability.  No right of any Participant or beneficiary to receive any Plan payment shall be subject to alienation, transfer, sale, assignment, pledge, attachment, garnishment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments whether presently or thereafter payable shall be void. Subject to Section 9.7, any Plan payment due shall not in any manner be subject to debts or liabilities of any Participant, beneficiary or other person.

        9.4    Participant Obligation to Furnish Information.  Each person entitled to receive a Plan payment, whether a Participant, a duly designated beneficiary, a guardian or otherwise, shall provide the Committee with such information as it may from time to time deem necessary or in its best interest in administering the Plan. Any such person shall also furnish the Committee with such documents, evidence, data or other information as the Committee may from time to time deem necessary or advisable.

        9.5    No Right of Employment.  The Plan shall not be deemed to constitute a contract of employment between a Participant and the Employer, nor shall any Plan provision restrict the right of the Employer to discharge a Participant, or restrict the right of a Participant to terminate his or her employment.

        9.6    Plan Expenses.  Unless paid by the Employer, expenses of administering the Plan shall be paid by the Participants, except as otherwise provided herein, and shall be debited among Participant Accounts in a reasonable manner as determined by the Committee. Expenses that are specific to a Participant's Account shall be debited solely to such Participant's Account and shall not be spread among other Participants.

        9.7    Offsets.  As a condition to eligibility to participate in the Plan, each Participant consents to the deduction from amounts otherwise payable under the Plan to the Participant and the Participant beneficiaries of all amounts owed by the Participant to the Employer and the Company and its affiliates to the maximum extent permitted by applicable law.

        9.8    Limitation of Actions.  No lawsuit with respect to any benefit payable or other matter arising out or relating to the Plan may be brought before exhaustion of the claim and review procedures set forth in Section 8 and any lawsuit must filed no later than nine (9) months after a claim is denied or be forever barred.

        9.9    Governing Law.  The Plan shall be construed, administered and governed in all respects under and by the applicable laws of the Commonwealth of Kentucky. By participating in the Plan, the Participant irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Kentucky and of any federal court located in Jefferson County, Kentucky in connection with any action or proceeding arising out of or relating to the Plan, any document or instrument delivered pursuant to or in connection with the Plan.

(Balance of page intentionally left blank)

        Executed this 31st day of March, 2005 but effective January 1, 2005.

CHURCHILL DOWNS INCORPORATED
By:	/s/ THOMAS H. MEEKER
Title:	President & CEO
Date:	3/31/05

EXHIBIT A

CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2001)

1

CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN

(As Amended and Restated Effective January 1, 2001)

2

4.9.	Changes to Investment Election	8
4.10.	Assumption of Investment Risk	8
SECTION 5. DISPOSITION OF PARTICIPANT ACCOUNTS		8
5.1.	Plan Distribution Elections	8
5.2.	Distribution Date	9
5.3.	Form of Distribution	9
5.4.	Hardship Distributions	9
5.5.	Disability Distributions	9
5.6.	Death Distributions	9
5.7.	Disposition of Account on Plan Termination	10
5.8.	Disposition of Account If Participating Employer Ceases To Be An Affiliated Company	10
5.9.	Accelerated Distributions	10
5.10.	In-Kind Distributions	10
5.11.	Tax Withholding	10
5.12.	Presumed Competency	10
5.13	Forfeiture of Unclaimed Benefits	11
SECTION 6. COMMITTEE ADMINISTRATION		11
6.1.	Plan Committee	11
6.2.	Committee Action	11
6.3.	Plan Rules and Regulations	11
6.4.	Determinations by Committee	11
6.5.	Plan Records	11
ARTICLE 7.	ADOPTION AND WITHDRAWAL	11
7.1.	Adoption by Employers	11
7.2.	Withdrawal of a Participating Employer	11
7.3.	Obligation of Employers	12
SECTION 8. CLAIM AND REVIEW PROCEDURES		12
8.1.	Claims Procedure	12
8.2.	Review Procedure	12
SECTION 9. MISCELLANEOUS PROVISIONS		12
9.1.	Amendment or Termination	12
9.2.	Participant's Rights Unsecured	12
9.3.	Nontransferability/Nonalienability	13
9.4.	Participant Obligation to Furnish Information	13
9.5.	No Right of Employment	13
9.6.	Plan Expenses	13
9.7.	Offsets	13
9.8.	Limitation of Actions	13
9.9.	Governing Law	13

3

CHURCHILL DOWNS INCORPORATED
DEFERRED COMPENSATION PLAN
(As Amended and Restated Effective January 1, 2001)

SECTION 1.
ESTABLISHMENT AND PURPOSE OF PLAN

1.1.
Establishment and Restatement of Plan. The Board established the Churchill Downs Incorporated Deferred Compensation Plan effective April 1, 1999. The plan is amended and restated herein effective January 1, 2001.

1.2.
Purpose of Plan. The purpose of the Plan is to provide eligible executives and directors of Company and its affiliated companies an opportunity to defer to a future date the receipt of base and bonus compensation for services as well as director's fees.

1.3.
Incentive Compensation Plan (1985) Merger. The Churchill Downs Incorporated Incentive Compensation Plan (1985) (the "Incentive Plan") is merged into this Plan effective January 1, 2001. Thomas H. Meeker is the sole participant in the Incentive Plan and his Deferred Payment Account under the Incentive Plan is 100% vested. His Deferred Payment Account under the Incentive Plan shall be reflected as a fully vested bookkeeping account under this Plan as transferred funds pursuant to Section 3.9 of this Plan. Said Transferred Account shall be governed by the terms and conditions of this Plan effective January 1, 2001. Meeker shall make an investment election with respect to his Transferred Account in accordance with Section 4.6 and shall make an election for distribution of the Transferred Account on or after his employment termination in accordance with Section 5.3; provided that if Meeker's employment terminates within eighteen (18) months of said distribution election, the distribution election he made with respect to his Deferred Payment Account under the Incentive Plan shall control.

SECTION 2.
DEFINITIONS

2.1.
"Account" means the Participant's In-Service Distribution Account, Distribution Account and Transferred Account which are bookkeeping accounts established on the Company's records showing the amount of the Participant's accrued: (1) Employer contributions; (2) Compensation and Director's Fees deferred pursuant to the Participant's election; (3) in the case of a Transferred Account, deferred compensation transferred to the Plan pursuant to Section 3.9; and (4) any notional earnings and losses accrued thereon.

2.2.
"Board" means Company's Board of Directors.

2.3.
"Compensation" means the regular base salary and annual bonus or incentive compensation payable by the Employer to the Participant for services performed for the Employer.

2.4.
"Cause," in connection with the termination of the Participant's employment with the Employer, means that, in the judgment of the Company's President, based upon any information or evidence reasonably persuasive to the President, the Participant: [i] willfully engaged in activities or conducted himself or herself in a manner seriously detrimental to the interests of the Employer, Company or its affiliates; or [ii] failed to execute the duties reasonably assigned to him or her in a reasonably timely, effective, or competent manner; provided, however, that the termination of the Participant's employment because of Disability shall not be deemed to be for Cause and the determination of Cause in the event of the President's employment termination shall be determined by the Board.

2.5.
"Code" means the Internal Revenue Code of 1986, as amended.

2.6.
"Committee" means the Compensation Committee of the Board.

4

2.7.
"Company" means Churchill Downs Incorporated, a Kentucky corporation, with its principal place of business at 700 Central Avenue, Louisville, Kentucky 40208.

2.8.
"Director" means a member of an Employer's board of directors.

2.9.
"Director Fees" means the retainer, meeting and other fees payable by the Employer to a member of an Employer's board of directors for service performed as a board member.

2.10.
"Disability" or "Disabled" means a physical or mental condition of the Participant which results in the Participant receiving benefits under an Employer's long term disability insurance plan, or in the event that Participant is not participating in an Employer's long term disability insurance plan, means a physical or mental condition which in the judgment of the Committee, based on medical reports and other evidence satisfactory to the Committee, prevents the Participant from satisfactorily performing Participant's usual duties for the Employer or duties of such other job or position which the Employer makes available to Participant and for which the Participant is qualified by reason of training, education or experience.

2.11.
"Distribution Account" means the Account established for the Participant for distribution to the Participant on or after employment termination at the Participant's election in accordance with Section 5.

2.12.
"Employee" means an individual who is an employee of an Employer and who is part of a select group of management or highly compensated employees of the Employer within the meaning of Labor Reg. §2520.104-23.

2.13.
"Employer" means the Company and any subsidiary or affiliated company that adopts the Plan as to its eligible Employees and Directors pursuant to Section 7.

2.14.
"Hardship" means a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or the Participant's dependent (as defined in Code Section 152(a)), loss of the Participant's property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant's control. The need to send a Participant's child to college or the desire to purchase a home are not considered unforeseeable emergencies that qualify as a "hardship."

2.15.
"In-Service Account" means the Account established for the Participant for distribution to the Participant before the Participant's employment termination with the Employer at the Participant's election in accordance with Section 5.

2.16.
"Participant" means an Employee or Director who is or has been designated by the Committee as being eligible to participate in the Plan and who has an amount credited to an Account for his or her benefit under the Plan.

2.17.
"Plan" means the Churchill Downs Deferred Compensation Plan as described herein, and as amended from time to time.

2.18.
"Profit Sharing Plan" means the Churchill Downs Incorporated Profit Sharing Plan.

2.19.
"Transferred Account" means the Account established for the Participant, and reflecting deferred compensation transferred to the Plan pursuant to Section 3.9, for distribution to the Participant on or after employment termination at the Participant's election in accordance with Section 5 or as otherwise specified by the Committee pursuant to Section 3.9.

5

SECTION 3.
PARTICIPATION, CONTRIBUTIONS AND DEFERRALS

3.1.
Eligibility. The Plan is intended to constitute, and shall be administered to qualify as, a "top hat" plan exempt from the requirements of the Employee Retirement Income Security Act of 1974, as amended, pursuant to Labor Reg. §2520.104-23 and shall be maintained strictly for a select group of management or highly compensated employees as contemplated by said regulation. Subject to the requirements of said regulation, the Committee may designate any of an Employer's management or highly compensated Employees or an Employer's Directors as being eligible to participate in the Plan. The Committee shall communicate designation of eligibility to the Employee or Director in writing as soon as administratively practicable.

3.2.
Commencement of Participation. An Employee or Director who is designated as eligible to participate in the Plan in accordance with Section 3.1 shall commence participation on the next January 1 following the date the Employee or Director files his or her deferral election with the Committee, or its designated agent, in accordance with Section 3.4.

3.3.
Revocation of Right to Participate in Plan. The Committee may revoke the right of any Participant to participate in the Plan, which revocation shall be effective with respect to Compensation and Director's Fees earned and payable after the date of such revocation. The revocation shall not alter or diminish the rights of the Participant with respect to amounts credited to the Participant's Account before the revocation.

3.4.
Participant Deferral Elections. An Employee or Director who has been designated as eligible to participate in the Plan may elect, in writing on forms approved by the Committee, to defer the receipt of all or a portion (in one percent (1%) increments) of his or her Compensation and Director's Fees earned and payable after the effective date of such election and have such amount credited to the Participant's Account pursuant to the terms of the Plan. The deferral election shall continue from year to year until revoked or modified by the Participant. Deferral elections, and revocation or modifications thereto, must be made during the period of time established by the Committee before the beginning of the calendar year and shall be effective on the January 1 following receipt by the Committee of the completed election form.

3.5.
No Deferrals During Long Term Disability. A Participant may not make deferrals under this Plan during any period that the Participant is receiving benefits under a long term disability plan of an Employer.

3.6.
Revocation/Modification of Deferral Elections. Deferral elections may be revoked or modified by the Participant by notifying the Committee in writing of such revocation or modification on forms available from the Committee. Any revocation or modification of a deferral election shall be effective on the January 1 following receipt by the Committee of a completed revocation/modification form. Deferral elections shall be automatically revoked on the effective date of Plan termination and on the date the Participant becomes ineligible to participate in the Plan.

3.7.
Employer Matching Contributions. The Participant's Account shall be credited with an Employer matching contribution on base compensation deferrals made to this Plan equal to the matching contribution the Participant would have received under the Profit Sharing Plan (whether or not the Participant participates in the Profit Sharing Plan) but for the dollar limits applicable under the Profit Sharing Plan less any matching contribution allocated to the Participant's account under the Profit Sharing Plan. No matching contributions shall be made on Transferred Accounts.

3.8.
Employer Discretionary Contributions. The Employer may make additional contributions to the Account or any one or more Participants at its sole discretion. Unless expressly so provided by the Committee, Employer contributions shall not be made to Transferred Accounts. The amount of

6

  Employer contributions credited to a Participant's Account pursuant to this Section 3.8, if any, shall be determined by the Employer in its sole discretion.

3.9.
Transfer Contributions. A Participant may request a transfer to the Plan of contributions deferred under another deferred compensation plan which qualified as an unfunded "top hat" arrangement under Title I of ERISA as well as for income tax purposes. The Committee, in its sole discretion, may elect whether or not to accept transfers from other deferred compensation plans. Unless otherwise specified by the Committee, deferred accounts transferred to this Plan shall be subject to the terms and conditions of this Plan, including but not limited to the time and method of distribution and the Participant shall make a distribution election in accordance with Section 5. No matching contributions shall be made on deferred compensation transferred to the Plan pursuant to this Section 3.9.

SECTION 4.
VESTING AND ADMINISTRATION OF ACCOUNTS

4.1.
Credits/Debts to Account. Compensation and Director's Fees deferred under this Plan pursuant to the Participant's election in accordance with Section 3.4 shall be credited to the Participant's Account as soon as administratively practical after the date the deferrals would otherwise have been payable to the Participant in accordance with the Employer's normal payroll practices. Matching contributions under Section 3.7 shall be credited to the Participant's Account at the time matching contributions are allocated to participant accounts under the Profit Sharing Plan. Employer discretionary contributions made by the Employer pursuant to Section 3.8 shall be credited to the Participant's Account at the time specified by the Employer.

4.2.
Establishment of Rabbi Trust. The Committee may establish an irrevocable grantor trust to provide itself a source of funds to assist it in satisfying its liability to Participants and their beneficiaries under this Plan. In the event such rabbi trust is established, the Employer shall make cash contributions to the trust in such amounts and at such times as deferrals are made under the Plan and such other amounts and at such other times as the Committee deems appropriate in its sole discretion. Each Employer shall be the sole owner of the assets of the trust as to its participating Employees and Directors, and the assets of the trust shall be subject to the claims of the general creditors of the Employer. The sole interest of Participant and the Participant's beneficiaries to the assets of the trust shall be as a general creditor of the Employer.

4.3.
Vesting of Deferrals. Compensation and Director's Fees credited to a Participant's Account, and notional earnings thereon, shall be one hundred percent (100%) vested and nonforfeitable at all times, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6. Transferred Accounts shall be one hundred percent (100%) vested unless otherwise specified by the Committee pursuant to Section 3.9.

4.4.
Vesting of Employer Contributions. A Participant shall be vested in matching contributions credited to his or her Account pursuant to Section 3.7 and Employer discretionary contributions credited to his or her Account pursuant to Section 3.8, and earnings thereon, pursuant to the same vesting schedule applicable to matching contributions and employer discretionary contributions under the Profit Sharing Plan.

4.5.
Ownership and Investment of Accounts. Amounts credited to a Participant's Account may be kept in any investment vehicles or assets as may be selected by the Committee in its discretion, subject to the right of the Participant to make an investment election in accordance with Section 4.6. Each Employer shall be the owner of all amounts credited to the Accounts of its participating Employees and Directors until paid to the Participant pursuant to Section 5.

4.6.
Participant's Right to Direct Investment of Account. A Participant may elect to have his or her Account notionally invested in such investment options as are selected by the Committee and made

7

  available to Participants for notional investment purposes under the Plan from time to time. The value of a Participant's Account at any time shall be the value of such underlying notional investments. The Committee shall be under no obligation to make such investments; however, the Committee shall debit or credit, as the case may be, the Participant's Account with notional earnings or losses as if said investments had actually been made. The Participant's Account shall be reduced by an amount equal to the brokerage or other transaction costs that would have been incurred in connection with the deemed purchase or sale of an investment. Until such time as investment options are made available by the Committee, a Participant's Account will be credited with notional interest equal to the prime rate listed in the Money Rates section of The Wall Street Journal on the first business day of the applicable month, plus 100 base points.

4.7.
Form of Investment Election. The investment election, if any, must be in writing in a form approved by the Committee, and must be delivered to the Committee and otherwise comply with the rules pertaining to such elections as established by the Committee, on or before such date as the Committee may specify to be valid. The election must designate the percentage of the Account to be notionally invested in each investment option selected; provided, however, that the minimum allocable to any notional investment option shall be one percent (1%) and all percentage designations must be in multiples of one percent (1%). If the Participant fails to make a timely election pursuant to this Section 4.7, such Participant's deferrals shall be invested in a money market fund or its equivalent as designated by the Committee.

4.8.
Effective Date of Investment Election. Any investment election made by the Participant pursuant to this Section 4 shall be effective as soon as administratively practicable after receipt by the Committee, pursuant to procedure established by the Committee and communicated to Participants.

4.9.
Changes to Investment Election. Participants may change their investment allocation elections no more than twelve (12) times during any calendar year. Changes are made either by delivering a new investment election form to the Committee, or via an Internet website designed by the Committee, in accordance with the rules of Section 4 and procedures established by the Committee. Investment allocation changes must be in increments of one percent (1%) and shall be effective in accordance with the rules of Section 4.8.

4.10.
Assumption of Investment Risk. The Participant agrees to assume all risk in connection with any change, including any decrease, in the value of Participant's Account which is notionally invested pursuant to the Participant's investment election in accordance with the provisions of this Section 4.

SECTION 5.
DISPOSITION OF PARTICIPANT ACCOUNTS

5.1.
Plan Distribution Elections. Except as otherwise expressly provided herein, amounts credited to a Participant's Account shall be paid to the Participant in accordance with the Participant's distribution election; provided, however, that if on the elected distribution date, any notional investment gains or losses cannot then be determined, such distribution shall be delayed until such accounting can be completed. Distribution elections shall be in writing on forms approved by the Committee, shall specify a distribution date in accordance with Section 5.2, shall specify the form of distribution in accordance with Section 5.3, and shall be filed with the Committee upon first becoming eligible to participate in the Plan. A Participant's In-Service Account distribution election shall specify both an in-service distribution date and a the form of distribution if the Participant's employment ends before the designated date. A Participant's In-Service Account distribution election is irrevocable. A Participant may change his or her Distribution Account or Transferred Account (unless otherwise specified by the Committee in accordance with Section 3.9) distribution election at any time; provided, however, that only the most recent election that is at least eighteen (18) months from the Participant's elected distribution date shall control (or the Participant's first distribution election if Participant has less than eighteen (18) months of Plan participation); any distribution election that is changed within eighteen (18) months of the distribution date shall be ignored.

8

5.2.
Distribution Date.

(a)
Distribution and Transferred Accounts. A Participant's Distribution Account, and the Participant's Transferred Account unless specified otherwise by the Committee pursuant to Section 3.9, shall be distributed to the Participant, in the manner elected by the Participant in accordance with Section 5.3, as soon as administratively practical, but not less than thirty (30) days, after the Participant's employment termination date. For purposes of Section 5, the separation from service of a Participant with one Employer will not interrupt the continuity of participation of such Participant if, concurrently with or immediately after such separation, the Participant is employed by one or more of the other Employers who are participating Employers in accordance with Section 7.

(b)
In-Service Account. A Participant's In-Service Account shall be distributed to the Participant in a single sum, as soon as administratively practical following the date elected by the Participant that is any December 31 on or after the sixth anniversary of the date the Participant first makes deferrals to his or her In-Service Account, provided the Participant is still employed with the Employer on that date. If the Participant's employment terminates before the designated date, distribution shall be made to the Participant, in the form elected by the Participant in accordance with Section 5.3, as soon as administratively practical, but not less than thirty (30) days, after the Participant's employment termination date.

5.3.
Form of Distribution. Amounts credited to a Participant's Distribution Account and Transferred Account shall, at the Participant's election, be payable to the Participant in a single sum cash payment or in equal monthly cash installments over five (5) or ten (10) years. Amounts credited to a Participant's In-Service Account shall be distributed to the Participant in a single sum cash payment valued as of the December 31 elected by the Participant in accordance with Section 5.2 or, in the event of the Participant's employment termination before said date, at the Participant's election, shall be payable to the Participant in a single sum cash payment or in equal monthly cash installments over five (5) or ten (10) years.

5.4.
Hardship Distributions. In the event of Hardship, all deferrals pursuant to Section 3.3 shall cease and amounts credited to the Participant's Account as of the date of such Hardship shall be paid to the Participant in a single sum payment as soon as administratively practicable after the date of the Hardship. Notwithstanding the foregoing: [i] payment shall be limited to the amount reasonable necessary to satisfy the Hardship, and [ii] payment shall not be made to the extent that the Hardship is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause several financial hardship, or by cessation of deferrals under this Plan. Any decision of the Committee with respect to the application of the provisions of this section shall have a presumption of correctness, and the burden shall be on Participant to rebut such presumption by a preponderance of the evidence. The Participant shall be provided with a reasonable opportunity to present any and all evidence on his or her behalf.

5.5.
Disability Distributions. If a Participant becomes Disabled, amounts credited to the Account of the such Participant shall be distributed to the Participant as soon as administratively practicable following a determination of such Disability. The form of distribution shall be in accordance with the Participant's distribution election made in accordance with Section 5.3.

5.6.
Death Distributions. If a Participant dies before distribution of all the amounts credited to his or her Account, any amounts remaining in the Participant's Account shall be distributed to such deceased Participant's designated beneficiary or beneficiaries in the form specified by the Participant in accordance with Section 5.3. Payments shall commence as soon as administratively practical after the date of the Participant's death. If distributions have already commenced before the Participant's death, the Participant's designated beneficiary will continue to receive payments according to the

9

  same schedule as had been made to the Participant before his or her death. All beneficiary designations shall be in writing on forms approved by the Committee and shall be filed with the Committee. A Participant may, at any time, revoke or change any beneficiary designation by filing a new written designation with the Committee. If there is no effective beneficiary designation filed with the Committee at the time of the Participant's death, distribution of amounts otherwise payable to the deceased Participant under the Plan shall be paid in a single sum cash distribution to the personal representative of the Participant's estate as a part of the Participant's estate. If a beneficiary designated by the Participant to receive the Participant's benefits shall survive the Participant but die before receiving all distributions hereunder, the balance thereof shall be paid in a single sum cash distribution to such deceased beneficiary's estate, unless either (i) the deceased beneficiary designates otherwise by a written beneficiary designation filed with the Committee, in which case such designation shall govern, or (ii) the Participant shall have expressly provided otherwise in the Participant's beneficiary designation. The Committee, upon making a reasonable effort to ascertain the identity of the proper beneficiary or beneficiaries to receive any amounts payable pursuant to these provisions shall be entitled to rely on information reasonably available to it, and upon making any payments provided herein to any beneficiary believed in good faith by the Committee to be entitled thereto, shall have no further liability to any person for such payments.

5.7.
Disposition of Account on Plan Termination. Upon termination of the Plan, distribution of Accounts shall be made, at the time and in the form elected by the Participant, according to the distribution election on file with the Committee at the time of such termination.

5.8.
Disposition of Account If Participating Employer Ceases To Be An Affiliated Company. In the event the Employer employing the Participant ceases to be a subsidiary or affiliated company with Company and thus ceases to be a participating Employer as provided by Section 7.2, the Participant's deferral election and active participation in the Plan shall cease on the effective date of such event. Distribution of the Participant's Account shall be made at the time and in the form elected by the Participant pursuant to this Section 5, unless the Committee and the Employer agree to transfer the Accounts of affected Participants to a deferred compensation plan of such Employer to be distributed to affected Participants pursuant to the terms of such plan.

5.9.
Accelerated Distributions. Notwithstanding anything herein to the contrary, the Committee, in its sole discretion, may accelerate the time for distribution of Accounts and, notwithstanding the Participant's distribution election, may distribute any vested amounts credited to a Participant's Account in a single sum payment if the Participant is discharged by the Employer for Cause.

5.10.
In-Kind Distributions. Notwithstanding the provisions of this Section 5, the Committee may, in its discretion, and subject to the requirements of the asset, make payment to the Participant or Participant's beneficiaries in kind in lieu of cash to the extent amounts credited to the Participant's Account are actually invested in an asset.

5.11.
Tax Withholding. The Committee shall deduct from the distributions under the Plan any federal, state or local withholding or other taxes or charges which the Employer is required to deduct under applicable law. The Employer shall be entitled to deduct from other compensation payable to the Participant, any employment or other tax required to be withheld as amounts are deferred under the Plan.

5.12.
Presumed Competency. Every person receiving or claiming payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice in a form and manner acceptable to the Committee that such person is incompetent and that a guardian, conservator or other person legally vested with the interest of his or her estate has been appointed. In the event a guardian or conservator of the estate or any person receiving or claiming payments under the Plan shall be appointed by a court of competent jurisdiction, payments under the Plan may be made to such guardian or conservator provided that the proper proof of

10

  appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payments so made shall be a complete discharge of any liability or obligation of Employer or the Committee regarding such payments.

5.13
Forfeiture of Unclaimed Benefits. Each Participant shall keep the Committee informed of his or her current address and the current address of his or her beneficiary. The Committee shall not be obligated to search for the whereabouts of any person. If the Committee is unable to locate any person to whom a payment is due under the Plan or a distribution payment check is not presented for payment, such payment shall be irrevocably forfeited at the earlier of: (1) the day preceding the date such payment would otherwise escheat pursuant to any applicable escheat law; or (2) the later of: [i] three (3) years after the date on which the payment was first due; or [ii] ninety (90) days after issuance of the check. Forfeited payments shall be returned to the source of the payment (e.g., if benefits are funded through contributions by the Employer from its general assets, the forfeited payment shall be returned to the Employer; if the forfeited benefit payment is made from trust funds, the forfeited payment shall revert to the trust from which the payment was made).

SECTION 6.
COMMITTEE ADMINISTRATION

6.1.
Plan Committee. The Plan shall be administered by the Committee. A Participant who is also a member of the Committee shall not participate in any decision involving an election made by him or her or relating in any way to his or her individual rights, duties and obligations as a Participant under the Plan. The Committee may appoint one or more employees or agents to assist it in administration of the Plan and may delegate its duties under the Plan to such employees or agents.

6.2.
Committee Action. A majority of the Committee shall constitute a quorum for the transaction of business. All actions taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee.

6.3.
Plan Rules and Regulations. The Committee may from time to time establish rules and regulations for the administration of the Plan and adopt standard forms for such matters as elections, beneficiary designations and applications for benefits, provided such rules and forms are not inconsistent with the provisions of the Plan.

6.4.
Determinations by Committee. All determinations of the Committee, including, but not limited to, all questions of construction and interpretation, shall be final, binding and conclusive on all parties and the Committee shall have complete discretion in making such determinations.

6.5.
Plan Records. The Committee shall be responsible for maintaining books and records for the Plan.

ARTICLE 7.
ADOPTION AND WITHDRAWAL

7.1.
Adoption by Employers. An Employer authorized by the Committee to participate in this Plan shall adopt the same by written acknowledgment to the Committee. By so adopting the Plan, such Employer designates the Company as the Employer entitled to administer the Plan and to amend or terminate the Plan through the Committee.

7.2.
Withdrawal of a Participating Employer. A participating Employer may withdraw from the Plan as of any date upon ninety (90) days' advance written notice to the Committee, or upon such shorter notice as the Committee, in its sole discretion, may permit. If an Employer shall cease to exist or ceases to be an affiliate of Company, it shall automatically be withdrawn from participation in the Plan effective as of the date it ceases to exist or ceases to be an affiliated company unless a successor

11

  organization adopts the Plan with the consent of the Committee in accordance with the provisions of this section.

7.3.
Obligation of Employers. Each Employer by adopting the Plan agrees to make all payments required under the Plan to be made or provided to or on behalf of the Participants employed by such Employer, and agrees that the liability for making such payments and providing such benefits shall be the sole and exclusive obligation of such Employer. In addition, each Employer by adopting this Plan agrees to pay all fees and reimburse all expenses to Company as required by the Committee and as agreed to by the parties in connection with the administration of this Plan.

SECTION 8.
CLAIM AND REVIEW PROCEDURES

8.1.
Claims Procedure. Any person who believes he or she is being denied any rights or benefits under the Plan may file a claim in writing with the Committee. If the claim is denied (in whole or part), the Committee will notify the claimant of its decision in writing. The notification will be written in a manner intended to be understood by the claimant and will contain [i] reasons for the denial, [ii] reference to pertinent Plan provisions, [iii] a description of additional material or information that is needed, and [iv] information as to the steps to be taken if the claimant wishes to submit a request for review. The notification will be given within ninety (90) days after the claim is received by the Committee (or within one hundred eighty (180) days, if special circumstances require an extension of time for processing the claim, and if written notice of the extension and circumstances is given to the claimant within the initial ninety (90) day period). If notification is not given within this period, the claim will be considered denied as of the last day of such period and the claimant may request review of the claim.

8.2.
Review Procedure. Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, or within sixty (60) days after the claim is deemed denied, if applicable, the claimant may file a written request with the Committee that it conduct a review of the claim, including the conducting of a hearing, if considered necessary by the Committee. In connection with the claimant's appeal of the denial of a benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall make a decision on the claim appeal not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary) require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Committee shall notify the claimant in writing of any extension. The decision upon review shall [i] include specific reasons for the decision, [ii] be written in a manner intended to be understood by the claimant, and [iii] contain references to the Plan provisions on which the decision is based.

SECTION 9.
MISCELLANEOUS PROVISIONS

9.1.
Amendment or Termination. Company reserves the right to amend, modify, terminate or discontinue the Plan at any time by appropriate action taken by the Committee, provided, however, that no such action shall reduce the amounts then credited to any Account of any Participant, subject to adjustment for notional investment losses and deemed transaction fees in accordance with Section 4.6 and the claims of the Employer's general creditors.

9.2.
Participant's Rights Unsecured. The Employer shall remain the owner of amounts deferred under the Plan by its Employees and Directors participating in the Plan. The Participant and the Participant's beneficiary have only the Employer's unsecured promise to pay. The rights accruing to the Participant and the Participant's beneficiary are those of an unsecured general creditor of the Employer. Any contract, policy or other asset which the Employer may utilize to assure itself of the

12

  funds to make payment shall not serve in any way as security to the Participant or beneficiary for the Employer's performance under the Plan. Any account established under the Plan is for bookkeeping purposes only and shall not be considered to create a fund for the Participant or beneficiary.

9.3.
Nontransferability/Nonalienability. No right of any Participant or beneficiary to receive any Plan payment shall be subject to alienation, transfer, sale, assignment, pledge, attachment, garnishment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such payments whether presently or thereafter payable shall be void. Subject to Section 9.7, any Plan payment due shall not in any manner be subject to debts or liabilities of any Participant, beneficiary or other person.

9.4.
Participant Obligation to Furnish Information. Each person entitled to receive a Plan payment, whether a Participant, a duly designated beneficiary, a guardian or otherwise, shall provide the Committee with such information as it may from time to time deem necessary or in its best interest in administering the Plan. Any such person shall also furnish the Committee with such documents, evidence, data or other information as the Committee may from time to time deem necessary or advisable.

9.5.
No Right of Employment. The Plan shall not be deemed to constitute a contract of employment between a Participant and the Employer, nor shall any Plan provision restrict the right of the Employer to discharge a Participant, or restrict the right of a Participant to terminate his or her employment.

9.6.
Plan Expenses. Unless paid by the Employer, expenses of administering the Plan shall be paid by the Participants, except as otherwise provided herein, and shall be debited among Participant Accounts in a reasonable manner as determined by the Committee. Expenses that are specific to a Participant's Account shall be debited solely to such Participant's Account and shall not be spread among other Participants.

9.7.
Offsets. As a condition to eligibility to participate in the Plan, each Participant consents to the deduction from amounts otherwise payable under the Plan to the Participant and the Participant beneficiaries all amounts owed by the Participant to the Employer and the Company and its affiliates to the maximum extent permitted by applicable law.

9.8.
Limitation of Actions. No lawsuit with respect to any benefit payable or other matter arising out or relating to the Plan may be brought before exhaustion of the claim and review procedures set forth in Section 8 and any lawsuit must filed no later than nine (9) months after a claim is denied or be forever barred.

9.9.
Governing Law. The Plan shall be construed, administered and governed in all respects under and by the applicable laws of the Commonwealth of Kentucky. By participating in the Plan, the Participant irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Kentucky and of any federal court located in Jefferson County, Kentucky in connection with any action or proceeding arising out of or relating to the Plan, any document or instrument delivered pursuant to or in connection with the Plan.

        Executed this 15th day of March, 2001 but effective January 1, 2001.

CHURCHILL DOWNS INCORPORATED
By:	/s/ THOMAS H. MEEKER
Title:
Date Signed:

13

\/ DETACH CARD HERE \/

PROXY
CHURCHILL DOWNS INCORPORATED
700 Central Avenue
Louisville, Kentucky 40208
ANNUAL MEETING OF SHAREHOLDERS—JUNE 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        The undersigned hereby appoints Susan E. Packard and G. Watts Humphrey, and any of them, as Proxies with full power to appoint a substitute and hereby authorizes them to represent and to vote, as designated below, all shares of the undersigned at the Annual Meeting of Shareholders to be held on Thursday, June 16, 2005, or any adjournment thereof, hereby revoking any Proxy heretofore given.

        The Board of Directors unanimously recommends a vote FOR the following proposals:

1.	Election of Class III Directors (Proposal No. 1):	☐	FOR all nominees listed below (Except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Class III Directors: (01) Robert L. Fealy, (02) Daniel P. Harrington, (03) Carl F. Pollard, and (04) Darrell R. Wells
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

2.	Proposal to approve the amendment to the Company's Articles of Incorporation to add a provision concerning the right of the Company to redeem the shares of certain shareholders if required to comply with regulatory matters (Proposal No. 2);	☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	Proposal to approve amendments to the 2005 Churchill Downs Incorporated Deferred Compensation Plan concerning investments in the Company's shares by directors (Proposal No. 3);	☐	FOR	☐	AGAINST	☐	ABSTAIN
4.
	Proposal to approve the material terms of the performance goals established by the Compensation Committee of the Board of Directors for the payment of compensation to Thomas H. Meeker under the 1997 Incentive Compensation Plan (Proposal No. 4);	☐	FOR	☐	AGAINST	☐	ABSTAIN
5.	Proposal to approve minutes of the 2004 Annual Meeting of Shareholders, approval of which does not amount to ratification of action taken thereat (Proposal No. 5); and	☐	FOR	☐	AGAINST	☐	ABSTAIN

(continued on reverse side)

\/ DETACH CARD HERE \/

(continued from the other side)

6.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including matters incident to its conduct.

        UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 2, FOR PROPOSAL NO. 3, FOR PROPOSAL NO. 4, FOR PROPOSAL NO. 5 AND FOR THE ELECTION OF ALL CLASS III DIRECTORS DESIGNATED UNDER PROPOSAL NO. 1. Please sign, date and return this Proxy promptly in the enclosed envelope.

Dated:	, 2005

(Please sign this Proxy exactly as name(s) appears. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title.)

QuickLinks

Annual Meeting of Shareholders To Be Held on June 16, 2005
Section 16(a) Beneficial Ownership Reporting Compliance
Executive Officers of the Company
Election of Directors (Proposal No. 1)
Executive Committee
Audit Committee
Compensation Committee
Nominating and Governance Committee
Strategic Planning Committee
Proposal To Amend Churchill Downs Incorporated's Amended and Restated Articles of Incorporation to Adopt a Regulatory Amendment (Proposal No. 2)
Proposed Amendments of the 2005 Churchill Downs Incorporated Deferred Compensation Plan (Proposal No. 3)
Equity Compensation Plan Information(1)
Proposal to Approve the Performance Goals for the Payment of Compensation to Thomas H. Meeker Under the Incentive Compensation Plan (Proposal No. 4)
Compensation Committee Report on Executive Compensation
Compensation Committee Interlocks and Insider Participation
Performance Graph
Executive Compensation
Certain Relationships and Related Transactions
Independent Public Accountants
CHURCHILL DOWNS INCORPORATED AUDIT COMMITTEE REPORT
Approval of Minutes of 2004 Shareholders' Meeting and Other Matters (Proposal No. 5)
Multiple Shareholders Sharing the Same Address
Proposals by Shareholders
APPENDIX A-1
APPENDIX A-2
KENTUCKY BUSINESS CORPORATION ACT
APPENDIX B
EXHIBIT A CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN (As Amended and Restated Effective January 1, 2001)
CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN (As Amended and Restated Effective January 1, 2001)
Table of Contents
CHURCHILL DOWNS INCORPORATED DEFERRED COMPENSATION PLAN (As Amended and Restated Effective January 1, 2001)
SECTION 1. ESTABLISHMENT AND PURPOSE OF PLAN
SECTION 2. DEFINITIONS
SECTION 3. PARTICIPATION, CONTRIBUTIONS AND DEFERRALS
SECTION 4. VESTING AND ADMINISTRATION OF ACCOUNTS
SECTION 5. DISPOSITION OF PARTICIPANT ACCOUNTS
SECTION 6. COMMITTEE ADMINISTRATION
ARTICLE 7. ADOPTION AND WITHDRAWAL
SECTION 8. CLAIM AND REVIEW PROCEDURES
SECTION 9. MISCELLANEOUS PROVISIONS